UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08743

Invesco Senior Income Trust
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(713) 626‑1919

Date of fiscal year end:	2/28

Date of reporting period:	2/28/23

ITEM 1.	REPORTS TO STOCKHOLDERS.
(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e‑1 under the Investment Company Act of 1940 is as follows:

Annual Report to Shareholders	February 28, 2023
Invesco Senior Income Trust
NYSE: VVR

2	Managed Distribution Plan Disclosure

3	Management’s Discussion

3	Performance Summary

5	Long-Term Trust Performance

7	Supplemental Information

7	Notice of Important Change

10	Dividend Reinvestment Plan

12	Consolidated Schedule of Investments

30	Consolidated Financial Statements

34	Consolidated Financial Highlights

35	Notes to Consolidated Financial Statements

44	Report of Independent Registered Public Accounting Firm

45	Tax Information

46	Additional Information

T-1	Trustees and Officers

Managed Distribution Plan Disclosure

On September 20, 2022, the Board of Trustees (the “Board”) of Invesco Senior Income Trust (the “Trust”) approved an amendment to the Trust’s Managed Distribution Plan (the “Plan”) whereby the Trust will pay its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.032 per share. On January 19, 2023, the Board the Trust approved a further amendment to the Plan whereby the Trust will pay its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.039 per share. Prior to these changes under the Plan, the Trust paid a monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.026 per share. The effective date of the Plan is October 1, 2020.
    The Plan is intended to provide shareholders with a consistent, but not guaranteed, periodic cash payment from the Trust, regardless of when or whether income is earned or capital gains are realized. If sufficient investment income is not available for a monthly distribution, the Trust will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution level under the Plan. A return of capital may occur, for example, when some or all of the money that shareholders invested in the Trust is paid back to them. A return of capital distribution does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” No conclusions should be drawn about the Trust’s investment performance from the amount of the Trust’s distributions or from the terms of the Plan. The Plan will be subject to periodic review by the Board, and the Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Trust’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Trust’s common shares.
    The Trust will provide its shareholders of record on each distribution record date with a Section 19 Notice disclosing the sources of its dividend payment when a distribution includes anything other than net investment income. The amounts and sources of distributions reported in Section 19 Notices are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Trust’s investment experience during its full fiscal year and may be subject to changes based on tax regulations. The Trust will send shareholders a Form 1099-DIV for the calendar year that will tell them how to report these distributions for federal income tax purposes. Please refer to “Distributions” under Note 1 of the Notes to Financial Statements for information regarding the tax character of the Trust’s distributions.

2                    Invesco Senior Income Trust

Management’s Discussion of Trust Performance

Performance summary
For the fiscal year ended February 28, 2023, Invesco Senior Income Trust (the Trust), at net asset value (NAV), underperformed its benchmark, the Credit Suisse Leveraged Loan Index. The Trust’s return can be calculated based on either the market price or the NAV of its shares. NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. Market price reflects the supply and demand for Trust shares. As a result, the two returns can differ, as they did during the fiscal year.

Performance
Total returns, 2/28/22 to 2/28/23

Trust at NAV	1.01%
Trust at Market Value	2.20
Credit Suisse Leveraged Loan Index▼	2.26
Market Price Discount to NAV as of 2/28/23	-3.89

Source(s): ▼Bloomberg LP

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.
    Since the Trust is a closed-end management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

Market conditions and your Trust
During the fiscal year ended February 28, 2023, the senior loan market was characterized by risk aversion in reaction to escalating geopolitical turmoil in Ukraine, persistent inflation, rapidly escalating interest rate expectations, rising energy prices and a softening economic growth outlook. The confluence of these various pressures drove flows out of capital markets and caused risk premia to widen. Despite these circumstances, loans outperformed other risk assets through the end of the fiscal year. The past several months of the end of the fiscal year have seen a reversal in overall market performance, with the broad loan market up from their second quarter of 2022 lows. Senior loans’ defensive positioning at the top of the capital structure and floating rate feature benefited the asset class during these bouts of risk aversion and inflation jitters, while the current, relatively high, level of coupons helped the asset class maintain positive performance during the fiscal year relative to traditional asset classes.
    Senior loans, as represented by the Credit Suisse Leveraged Loan Index, returned 2.26% during the Trust’s fiscal year.1 For the first month of 2022, loans performed well, continuing the 2021 trend of positive performance, however geopolitical turmoil and inflation began to influence performance by late February 2022. Loans suffered a weak second quarter of 2022, down 4.35%,1 driven largely by technical factors and not fundamentals. In particular, the risk-off sentiment in other markets led to retail outflows and more importantly, a lack of new collateralized loan obligation (CLO) creation (which typically represents 65% of loan demand) in May and June of 2022. At their low point, loan prices as of June 30, 2022, were implying a 7.9%1 default rate in the market, in excess of forecasted default rates for 2023 and the rolling twelve-month default rate.2 This has been fairly typical of other historical selloffs where the market overshoots compensating investors for actual defaults and then rallies sharply as buyers step in. Since the end of June 2022, CLO creation has come back in earnest, and for the second half of the fiscal year, supportive technical played a role as opportunistic CLO managers sought to buy assets for new structures despite a dearth of new issue supply. This increase in CLO demand, as well as supportive fundamentals and other technical drivers, enabled the loan market to produce only one month of negative returns between June 2022 and February 2023 and improving the average loan price from $91.96 to $93.49 as of fiscal year-end.1 The increased interest from CLOs was at odds with retail mutual funds and ETFs, which recorded outflows for a tenth consecutive month in February 2023.4 Loans are up 3.21% for the first two months of 2023, having outperformed high yield by approximately 70 basis points (bps) during the fiscal year and likewise outperformed high yield during the full year 2022 by approximately 950 bps.1,3 During the fiscal year, BB-, B- and CCC-rated loans† returned 5.06%, 2.66% and -8.72%, respectively.1 Energy was the best performing sector, returning 9.38% for the fiscal year, while consumer durables was the worst performing sector, returning -3.62% for the same period.1
    The loan market fundamentals have held up well over the fiscal year. As of the third quarter of 2022, overall leverage for loan issuers declined for a sixth consecutive quarter, while at the same time corporate profits remained relatively robust.4 The second quarter of 2022 saw interest coverage ratios reach a record high, despite continued rising rates, before creeping down in the second half of the calendar year.5 With approximately 4.8% of the market trading at distressed levels1 and an inflation readings surprise in February causing investors to rethink the potential rate hiking cycle for 2023, the loan market is expected to experience moderately increasing levels of defaults, with most forecasts between a 3.0% to 3.5% last twelve months default rate by year-end 2023, on par with the long-term average default rate of roughly 3.0%.4 Yields remain robust given the rise in interest rates, with average loan coupons continuing to out yield the average coupon for high-yield bonds.4
    As of February 28, 2023, the 12-month default rate was 1.02%.2 Issuer fundamentals ended the last quarter with a strong ability to service their debt, even in a rising rate environment. Interest coverage ratios, while down from their recent highs, are currently 3.9 times,5 so companies continue to have sufficient ability to absorb higher rates. Additionally, leverage levels have returned to pre-pandemic levels as borrowers have repaired their balance sheets and pushed out their maturities. As of January 31, 2023, only 5.5% of outstanding loans mature in 2023 or 2024, so there is minimal refinancing risk in the market.4 The average price in the senior loan market was $93.49 as of February 28, 2023.1 Given the price of senior loans at the end of the fiscal year, they provided a 10.52% yield (represented by the yield to three-year life).1
    During the fiscal year, the Trust employed leverage, which allowed us to enhance the Trust’s yield while keeping credit standards high relative to the benchmark. As of the close of the fiscal year, leverage accounted for approximately 30% of the Trust’s total assets. Leverage involves borrowing at a floating short-term rate and reinvesting the proceeds at a higher rate. Unlike other fixed-income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans generally adjusts to changes in interest rates, as do the rates which determine the Trust’s borrowing costs. (Similarly, should short-term rates fall, borrowing costs also

3                    Invesco Senior Income Trust

would decline.) For more information about the Trust’s use of leverage and the associated risks, see the Notes to Financial Statements later in this report.
    During the fiscal year ending February 28, 2023, QuarterNorth Energy, USF S&H Holdco and Keg Logistics were the largest contributors to the Trust’s performance, while Crown Finance US, Riverbed Technology and GoTo Group were the largest detractors from absolute performance.
    In managing the Trust, we seek to take advantage of market opportunities by decreasing risk in the Trust when we believe senior loans are overbought and increasing risk when we believe they are oversold. We seek to efficiently allocate risk within the portfolio in order to maximize risk-adjusted returns through five different considerations consisting of credit selection, sector migration, risk positioning, asset selection and trading.
    The senior loan asset class behaves differently from many traditional fixed-income investments. The interest income generated by a portfolio of senior loans is usually determined by a fixed credit spread over a reference rate. Because senior loans generally have a very short duration and the coupons, or interest rates, are usually adjusted every 30 to 90 days as the reference rate changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed-income prices to decline when interest rates rise. For senior loans, however, interest rates and income are variable, and the prices of loans are therefore less sensitive to interest rate changes than traditional fixed-income bonds. As a result, senior loans can provide a natural hedge against rising interest rates.
    We are monitoring interest rates, the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the US Federal Reserve and other central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Trust’s investments and the market price of the Trust’s shares.
    As always, we appreciate your continued participation in Invesco Senior Income Trust.

1	Source: Credit Suisse Leveraged Loan Index

2	Source: Morningstar LSTA US Leveraged Loan Index

3	Source: Credit Suisse High Yield Index

4	Source: JP Morgan

5	Source: Pitchbook LCD
† Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. Not Rated indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit www.spglobal.com and select ’Understanding Credit Ratings’ under About Ratings on the homepage.

Portfolio manager(s):
Scott Baskind
Thomas Ewald - Lead
Philip Yarrow
The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Trust and, if applicable, index disclosures later in this report.

4                    Invesco Senior Income Trust

Your Trust’s Long-Term Performance
Results of a $10,000 Investment
Trust and index data from 2/28/13

1 Source: Bloomberg LP

Past performance cannot guarantee future results.
    Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Trust distributions or sale of Trust shares.

5                    Invesco Senior Income Trust

Average Annual Total Returns
As of 2/28/23
	NAV	Market
10 Years	5.06%	3.86%
5 Years	4.38	5.81
1 Year	1.01	2.20
The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance.
    Performance figures do not reflect deduction of taxes a shareholder would pay on Trust distributions or sale of Trust shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

6                    Invesco Senior Income Trust

Supplemental Information

∎	Unless otherwise stated, information presented in this report is as of February 28, 2023, and is based on total net assets applicable to common shares.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Trust’s reports, visit invesco.com/fundreports.

About indexes used in this report
∎	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US-dollar-denominated, non-investment grade loans.
∎	The Trust is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Trust may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.
Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Changes to the Trust’s Governing Documents
At a meeting held on September 19-20, 2022, the Trust’s Board of Trustees (the “Board”) approved changes to the Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and the Trust’s Amended and Restated Bylaws (the “Bylaws”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Declaration of Trust or Bylaws, as applicable. The following is a summary of certain of these changes. This information may not reflect all of the changes that have occurred since you purchased the Trust.

Declaration of Trust
The Trust’s Declaration of Trust was amended to provide as follows:

∎
“Majority Trustee Vote” means: (a) with respect to a vote of the Board, a vote of the majority of the Trustees then in office, and, if there is one or more Continuing Trustees, a separate vote of a majority of the Continuing Trustees; and (b) with respect to a vote of a committee or sub-committee of the Board, a vote of the majority of the members of such committee or subcommittee, and, if there is one or more Continuing Trustees on such committee or sub-committee, a separate vote of a majority of the Continuing Trustees that are members of such committee or sub-committee.

∎	“Management Trustee” is a Trustee who has present or former associations with the Trust’s Investment Adviser as causes such person to be an Interested Person of the Trust or its Investment Adviser.
∎
If a pre-suit demand upon the Board to bring a derivative action is not required under Section 2.4(a) of the Declaration of Trust, Shareholders eligible to bring such derivative action under the Delaware Act who hold at least 10% of the outstanding Shares of the Trust shall join in the demand for the Board to commence such action.

∎
Shareholders who hold at least 10% of the outstanding Shares of the Trust and have obtained authorization from the Trustees can bring or maintain a direct action or claim for monetary damages against the Trust or the Trustees predicated upon an express or implied right of action under the Declaration of Trust or the 1940 Act.

∎
With respect to any direct actions or claims, the Board shall be entitled to retain counsel or other advisors in considering the merits of any request for authorization to bring a direct action and may require an undertaking by the Shareholders making such request to reimburse the Trust for the fees and expense of any such counsel or other advisors and other out of pocket expenses of the Trust, in the event that the Board determines not to bring such action.

∎
The Trust is permitted to redeem or repurchase Shares of any Shareholder liable to the Trust under Section 2.5 of the Declaration of Trust at a value determined by the Board in accordance with the 1940 Act and other applicable law, and to set off against and retain any distributions otherwise payable to any Shareholder liable to the Trust under Section 2.5 of the Declaration of Trust, in payment of amounts due under Section 2.5 of the Declaration of Trust.

∎
For purposes of Section 2.5 of the Declaration of Trust, the Board may designate a committee of one Trustee to consider a Shareholder request for authorization to bring a direct action if necessary to create a committee with a majority of Trustees who are “independent trustees” (as such term in defined in the Delaware Act).

∎
The term of any Trustee standing for re-election who fails to receive sufficient votes to be elected to office due to a lack of quorum or a failure of such Trustee or any successor Trustee to such Trustee to receive the required Shareholder vote set forth in the Declaration of Trust shall continue until the annual meeting held in the third succeeding year and until a successor Trustee to such Trustee is duly elected and shall have qualified.

∎
In the event that any Trust Property is held by the Trustees, the right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee.

∎
Without limiting the Section 4.1 of the Declaration of the Trust and subject to any applicable limitation in the Governing Instrument or applicable law, the Trustees shall have power and authority, [among others], to establish one or more committees or sub-committees, to delegate any of the powers of the Trustees to said committees or sub-committees and to adopt a written charter for one or more of such committees or subcommittees governing its membership, duties and operations and any other characteristics as the Trustees may deem proper, each of which committees of shall be comprised of one or more members as determined by the Trustees and sub-committees shall be comprised of one or more members as determined by the committee or such subcommittee (which may be less than the whole number of Trustees then in office), and may be empowered to act for and bind the Trustees and the Trust as if the acts of such committee or sub-committee were the acts of all the Trustees then in office.

∎
In accordance with Section 3804(e) of the Delaware Act, any suit, action or proceeding brought by or in the right of any Shareholder or any person claiming any interest in any Shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with, the Declaration of Trust or the Trust, any class or any Shares, including any claim of any nature against the Trust, any Class,

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

7                    Invesco Senior Income Trust

the Trustees or officers of the Trust, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware, provided, however, that unless the Trust consents in writing to the selection of an alternative forum, the United States District Court for the Southern District of New York shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the federal securities laws, and all Shareholders and other such Persons hereby irrevocably consent to the jurisdiction of such courts (and the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection they may make now or hereafter have to the laying of the venue of any such suit, action or proceeding in such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and further, IN CONNECTION WITH ANY SUCH SUIT, ACTION, OR PROCEEDING BROUGHT IN ANY SUCH COURT, ALL SHAREHOLDERS AND ALL OTHER SUCH PERSONS HEREBY IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY TO THE FULLEST EXTENT PERMITTED BY LAW.

Bylaws
The Trust’s Bylaws were amended to provide as follows:
∎
The Board may, by resolution passed by a Majority Trustee Vote, establish one or more sub-committees of each such Committee, and the membership, duties and operations of each such sub-committee shall be set forth in the written Charter of the applicable Committee. The Board may, by resolution passed by a Majority Trustee Vote, designate one or more additional committees, including ad hoc committees to address specified issues, each of which may, if deemed advisable by the Board of Trustees, have a written charter.

∎
The Trustees may, in their sole discretion, determine that a meeting of Shareholders may be held partly or solely by means of remote communications. If authorized by the Trustees, in their sole discretion, and subject to such guidelines and procedures as the Trustees may adopt, Shareholders and proxyholders not physically present at a meeting of Shareholders may, by means of remote communications: (a) participate in a meeting of Shareholders; and (b) be deemed present in person and vote at a meeting of Shareholders whether such meeting is to be held at a designated place or solely by means of remote communications, provided that: (i) the Trust shall implement such measures as the Trustees deem to be reasonable (A) to verify that each person deemed present and permitted to vote at the meeting by means of remote communications is a Shareholder or proxyholder; and (B) to provide such Shareholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the Shareholders; and (ii) if any Shareholder or proxyholder votes or takes other action at the meeting by means of remote communications, a record of such vote or other action shall be maintained by the Trust. The Trustees may, in their sole discretion, notify Shareholders of any postponement, adjournment or a change of the place of a meeting of Shareholders (including a change to hold the meeting solely by means of remote communications) by a document publicly filed by the Trust with the Commission without the requirement of any further notice under the Bylaws.

∎
Any Shareholder desiring to nominate any person or persons (as the case may be) for election as a Trustee or Trustees of the Trust shall deliver, as part of such Shareholder Notice, a statement in writing with respect to the person or persons to be nominated, together with any persons to be designated as a proposed substitute nominee in the event that a proposed nominee is unwilling or unable to serve, including by reason of any disqualification (a “Proposed Nominee”) and any Proposed Nominee Associated Person setting forth all information required by the Bylaws, including:

– information required by the Bylaws with respect to any Proposed Nominee Associated Person;
– information to establish to the satisfaction of the Board of Trustees that the Proposed Nominee satisfies the trustee qualifications as set out in the Declaration of Trust;
– any other information relating to such Proposed Nominee or Proposed Nominee Associated Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of trustees in an election contest pursuant to Section 14 of the Exchange Act (even if an election contest is not involved); and
– written and signed certification of each Proposed Nominee that (i) all information regarding such Proposed Nominee included in and/or accompanying the shareholder notice is true, complete and accurate, (ii) such Proposed Nominee is not, and will not become a party to, any agreement, arrangement or understanding (whether written or oral) with any person other than the Trust in connection with service or action as a Trustee of the Trust that has not been disclosed to the Trust, (iii) the Proposed Nominee satisfies the qualifications of persons nominated or seated as trustees as set forth in the Declaration of Trust at the time of their nomination, and (iv) such Proposed Nominee will continue to satisfy the qualifications of persons nominated or seated as trustees as set forth in the Declaration of Trust at the time of their election, if elected.
∎
Any Shareholder who gives a Shareholder Notice of any matter proposed to be brought before the meeting or to elect Proposed Nominees shall deliver, as part of such Shareholder Notice, all statements and representations required by the Bylaws, including:

– any other information relating to such Shareholder, such beneficial owner, or any Shareholder Associated Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies by such Person with respect to the proposed business to be brought by such Person before the annual meeting pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, whether or not such Person intends to deliver a proxy statement or solicit proxies;
– a statement in writing with respect to the Shareholder and the beneficial owner, if any, on whose behalf the proposal is being made setting forth, among other requirements, the name and address of such Shareholder, as they appear on the Trust’s books, and of such beneficial owner and of any Shareholder Associated Person; the number and class of Shares with respect to such Shares, which are owned beneficially and of record by such Shareholder, such beneficial owner, and any Shareholder Associated Person; the name of each nominee holder of Shares owned beneficially but not of record by such Shareholder, beneficial owner, or any Shareholder Associated Person, and the number and class of such Shares; and other information related to the foregoing as required by the Bylaws;
– a description of any agreement, arrangement or understanding, whether written or oral (including any derivative or short positions, profit interests, options or similar rights and borrowed or loaned shares) that has been entered into as of the date of the Shareholder Notice by, or on behalf of, such Shareholder, such beneficial owners, or any Shareholder Associated Person (i) the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power or pecuniary or economic interest of such Shareholder or, such beneficial owner, or any Shareholder Associated Person; or (ii) related to such proposal; and
– a description of all agreements, arrangements, or understandings (whether written or oral) between or among such Shareholder, such beneficial owners, or any Shareholder Associated Person, and any other person or persons (including their names) in connection

8                    Invesco Senior Income Trust

with the proposal of such business and any material interest of such person or any Shareholder Associated Person, in such business, including any anticipated benefit therefrom to such person, or any Shareholder Associated Person.
∎
A Shareholder providing notice of any nomination or other business proposed to be brought before an annual meeting of Shareholders shall further update and supplement such notice, if necessary, so that, with respect to nominations of persons for election as a Trustee, any additional information reasonably requested by the Board to determine that each person whom the Shareholder proposes to nominate for election as a Trustee is qualified to act as a Trustee, including information reasonably requested by the Board to determine that such proposed candidate has met the trustee qualifications as set out in the Declaration of Trust, is provided, and such update and supplement shall be received by the Secretary at the principal executive offices of the Trust not later than five (5) business days after the request by the Board for additional information regarding trustee qualifications has been delivered to, or mailed and received by, such Shareholder providing notice of any nomination.

∎
Notwithstanding the foregoing provisions of this Article and without limiting the generality of any other requirements herein, unless otherwise required by law, a Shareholder shall be disqualified from bringing any business proposed to be brought before a meeting if any of the information in such Shareholder’s notice, or provided in connection therewith, is not correct and complete or if such Shareholder does not comply fully with the representations in such notice.

For the purposes of the foregoing changes, a “Proposed Nominee Associated Person” of any Proposed Nominee shall mean (A) any person acting in concert with such Proposed Nominee, (B) any direct or indirect beneficial owner of Shares owned of record or beneficially by such Proposed Nominee or person acting in concert with the Proposed Nominee and (C) any person controlling, controlled by or under common control with such Proposed Nominee or a Proposed Nominee Associated Person.
For the purposes of the foregoing changes, a “Shareholder Associated Person” of any beneficial or record shareholder shall mean (A) any person acting in concert with such shareholder, (B) any direct or indirect beneficial owner of Shares owned of record or beneficially by such shareholder or any person acting in concert with such shareholder, (C) any person controlling, controlled by or under common control with such shareholder or a Shareholder Associated Person and (D) any member of the immediate family of such shareholder or Shareholder Associated Person.
The Trust’s Declaration of Trust and Bylaws contain other provisions, including all requirements for the conduct of shareholder meetings, and are available in their entirety upon request to the Trust’s Secretary, c/o Invesco Advisers, Inc., 11 Greenway Plaza, Suite 1000 Houston, TX 77046.

Application of Control Share Provisions
Effective August 1, 2022, the Trust became automatically subject to newly enacted control share acquisition provisions within the Delaware Statutory Trust Act (the “Control Share Provisions”). In general, the Control Share Provisions limit the ability of holders of “control beneficial interests” to vote their shares of a fund above various threshold levels that start at 10% unless the other shareholders of such fund vote to reinstate those rights. “Control beneficial interests” are aggregated to include the holdings of related parties and shares acquired before the effective date of the Control Share Provisions. A fund’s board of trustees may exempt acquisitions from the application of the Control Share Provisions.
    The Control Share Provisions require shareholders to disclose any control share acquisition to the Trust within 10 days of such acquisition and, upon request, to provide any related information that the Trust’s Board reasonably believes is necessary or desirable.
    The foregoing is only a summary of certain aspects of the Control Share Provisions. Shareholders should consult their own legal counsel with respect to the application of the Control Share Provisions to their beneficial interests of the Trust and any subsequent acquisitions of beneficial interests.

9                    Invesco Senior Income Trust

Dividend Reinvestment Plan
The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Trust (the Trust). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time. All shareholders in the Trust are automatically enrolled in the Plan when shares are purchased.

Plan benefits
∎	Add to your account:
You may increase your shares in your Trust easily and automatically with the Plan.
∎	Low transaction costs:
Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Trust is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Trust, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.
∎	Convenience:
You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/closed-end.
∎	Safekeeping:
The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan
If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll
If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/closed-end, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. If you are writing to us, please include the Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works
If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Trust is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Trust is trading above or below NAV, the price is determined by one of two ways:
1.	Premium: If the Trust is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Trust trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.

2.	Discount: If the Trust is trading at a discount – a market price that is lower than its NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan
There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Trust. If the Trust is trading at or above its NAV, your new shares are issued directly by the Trust and there are no brokerage charges or fees. However, if the Trust is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications
The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.
    Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan
You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/ closed-end or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:
1.
If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.

2.
If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.

3.
You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Trust and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.
    To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/closed-end.

10                    Invesco Senior Income Trust

Fund Information

Portfolio Composition *

By credit quality	% of total investments
BBB-	0.64
BB+	0.60
BB	3.46
BB-	4.60
B+	5.75
B	14.27
B-	13.47
CCC+	5.46
CCC	2.13
CCC-	0.23
CC	0.05
D	0.37
Non-Rated	41.66
Equity	7.31

*
Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Top Five Debt Issuers*

		% of total net assets

1.	Keg Logistics LLC	4.30%

2.	Groundworks LLC	3.56%

3.	FDH Group Acquisition, Inc.	3.43

4.	MB2 Dental Solutions LLC	3.04

5.	CV Intermediate Holdco Corp. (Class Valuation)	3.09
The Trust’s holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security.
*	Excluding money market fund holdings, if any.
Data presented here are as of February 28, 2023.

11                    Invesco Senior Income Trust

Consolidated Schedule of Investments
February 28, 2023

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value
Variable Rate Senior Loan Interests–135.50%(b)(c)
Aerospace & Defense–7.22%
Brown Group Holding LLC (Signature Aviation US Holdings, Inc.), Incremental Term Loan B-2 (3 mo. Term SOFR + 3.75%)	8.41%	07/01/2029		$1,597	$ 1,599,081
Castlelake Aviation Ltd., Term Loan(d)	–	10/22/2027		4,708	4,663,238
CEP IV Investment 16 S.a.r.l. (ADB Safegate) (Luxembourg), Term Loan B (3 mo. EURIBOR + 4.75%)	6.72%	10/03/2026	EUR	1,414	1,263,633
Dynasty Acquisition Co., Inc.
Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	8.22%	04/08/2026		207	203,443
Term Loan B-2 (1 mo. USD LIBOR + 3.50%)	8.12%	04/08/2026		110	107,928
FDH Group Acquisition, Inc., Term Loan A(e)(f)	8.00%	04/01/2024		21,996	21,621,849
Gogo Intermediate Holdings LLC, Term Loan B (3 mo. USD LIBOR + 3.75%)	8.58%	04/30/2028		1,153	1,149,133
Greenrock Finance, Inc.
Delayed Draw Term Loan (3 mo. Term SOFR + 4.35%)	8.93%	06/21/2029		36	36,048
Term Loan B (3 mo. Term SOFR + 4.25%)	8.93%	06/21/2029		79	78,104
IAP Worldwide Services, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 6.50%) (Acquired 07/18/2014-02/08/2019; Cost $1,738,959)(f)(g)	11.23%	07/18/2023		1,743	1,743,358
KKR Apple Bidco LLC
First Lien Term Loan (1 mo. Term SOFR + 2.75%)	7.38%	09/22/2028		656	653,379
First Lien Term Loan (1 mo. Term SOFR + 4.00%)	8.62%	09/22/2028		393	393,669
Second Lien Term Loan (1 mo. USD LIBOR + 5.75%)	10.38%	09/21/2029		385	377,375
NAC Aviation 8 Ltd. (Ireland)
Revolver Loan(f)(h)	0.00%	12/31/2026		1,826	1,826,168
Term Loan (1 mo. USD LIBOR + 0.00%)(f)	8.68%	12/31/2026		1,945	1,244,851
Term Loan (1 mo. USD LIBOR + 0.00%)(f)	8.68%	12/31/2026		1,987	1,271,695
Peraton Corp., Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	12.65%	02/01/2029		2,400	2,357,532
Propulsion (BC) Finco S.a.r.l. (Spain), Term Loan B (3 mo. Term SOFR + 4.00%)	8.58%	09/13/2029		673	668,600
Rand Parent LLC (Atlas Air), Term Loan B(d)	–	02/09/2030		1,587	1,545,233
Spirit AeroSystems, Inc., First Lien Term Loan (3 mo. Term SOFR + 4.50%)	9.18%	01/14/2027		1,673	1,677,247
Transdigm, Inc.
Term Loan H (1 mo. Term SOFR + 3.25%)	7.83%	02/28/2027		134	134,071
Term Loan I (1 mo. Term SOFR + 3.25%)	8.15%	06/30/2023		905	902,265
					45,517,900

Air Transport–6.21%
AAdvantage Loyalty IP Ltd. (American Airlines, Inc.), Term Loan (3 mo. USD LIBOR + 4.75%)	9.56%	04/20/2028		6,860	7,042,799
Air Canada (Canada), Term Loan (3 mo. USD LIBOR + 3.50%)	8.37%	08/11/2028		1,673	1,673,576
American Airlines, Inc., Term Loan(d)	–	02/09/2028		1,696	1,653,780
eTraveli Group (Sweden), Term Loan B-1 (3 mo. EURIBOR + 4.00%)	6.20%	08/02/2024	EUR	667	698,841
PrimeFlight Aviation Services, Inc.
Delayed Draw Term Loan(e)(f)	0.50%	05/09/2024		2,869	2,869,508
Incremental Delayed Draw Term Loan(e)(f)	11.15%	05/09/2024		5,489	5,488,562
Term Loan(e)(f)	10.93%	05/09/2024		8,608	8,608,525
United Airlines, Inc., Term Loan B (3 mo. USD LIBOR + 3.75%)	8.57%	04/21/2028		8,162	8,180,535
WestJet Airlines Ltd. (Canada), Term Loan (1 mo. USD LIBOR + 3.00%)	7.59%	12/11/2026		3,092	2,953,198
					39,169,324

Automotive–7.79%
Adient PLC, Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	7.88%	04/10/2028		789	789,273
Autokiniton US Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	9.10%	04/06/2028		4,032	4,007,320
BCA Marketplace (United Kingdom)
Second Lien Term Loan B (6 mo. SONIA + 7.50%)	11.43%	07/27/2029	GBP	800	508,178
Term Loan B (6 mo. SONIA + 4.75%)	8.18%	07/28/2028	GBP	305	296,356
DexKo Global, Inc., First Lien Term Loan (1 mo. Term SOFR + 6.50%)(f)	11.08%	10/04/2028		360	343,867
First Brands Group Intermediate LLC
Term Loan B (6 mo. Term SOFR + 5.00%)	10.25%	03/30/2027		347	338,167
Term Loan B (1 mo. Term SOFR + 5.00%)	10.25%	03/30/2027		2,437	2,335,075
Garrett Borrowing LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	8.08%	04/30/2028		558	553,231

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                    Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Automotive–(continued)
Highline Aftermarket Acquisition LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	9.13%	11/09/2027	$2,536	$ 2,424,755
M&D Distributors
Term Loan(e)(f)(h)	0.00%	08/31/2028	2,365	2,317,155
Term Loan(e)(f)(h)	0.00%	08/31/2028	1,182	1,158,577
Term Loan(e)(f)	10.70%	08/31/2028	6,745	6,610,495
Mavis Tire Express Services TopCo L.P., First Lien Term Loan (1 mo. Term SOFR + 4.00%)	8.73%	05/04/2028	1,114	1,080,988
Muth Mirror Systems LLC
Revolver Loan(e)(f)	11.47%	04/23/2025	761	710,386
Revolver Loan(e)(f)(h)	0.00%	04/23/2025	761	710,386
Term Loan(e)(f)	11.86%	04/23/2025	17,172	16,020,989
PowerStop LLC, Term Loan B (3 mo. USD LIBOR + 4.75%)	9.70%	01/24/2029	1,200	861,163
Transtar Industries, Inc., Term Loan A (3 mo. USD LIBOR + 7.00%)(e)(f)	12.29%	01/22/2027	8,033	8,017,288
				49,083,649

Beverage & Tobacco–1.24%
AI Aqua Merger Sub, Inc.
Delayed Draw Term Loan(d)	–	07/31/2028	327	315,116
Incremental Term Loan B(d)	–	07/31/2028	1,874	1,807,388
Term Loan B (1 mo. USD LIBOR + 3.75%)	8.37%	07/31/2028	1,602	1,547,305
Arctic Glacier U.S.A., Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	8.23%	03/20/2024	1,763	1,640,446
City Brewing Co. LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	8.33%	03/31/2028	2,681	1,325,994
Naked Juice LLC (Tropicana), Second Lien Term Loan (3 mo. Term SOFR + 6.00%)	10.68%	01/20/2030	1,519	1,184,506
				7,820,755

Brokers, Dealers & Investment Houses–0.17%
AqGen Island Intermediate Holdings, Inc., Second Lien Term Loan B (3 mo. USD LIBOR + 6.50%)	11.31%	08/05/2029	39	35,469
Zebra Buyer LLC, Term Loan (3 mo. Term SOFR + 4.00%)	8.33%	11/01/2028	1,052	1,054,066
				1,089,535

Building & Development–2.13%
Brookfield Retail Holdings VII Sub 3 LLC, Term Loan B (3 mo. USD LIBOR + 2.50%)	7.22%	08/27/2025	241	239,856
Empire Today LLC, Term Loan B (1 mo. USD LIBOR + 5.00%)	9.60%	04/01/2028	3,306	2,679,775
Icebox Holdco III, Inc.
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	8.23%	12/22/2028	1,943	1,845,456
Second Lien Term Loan (3 mo. USD LIBOR + 6.75%)(f)	11.48%	12/21/2029	593	528,159
LBM Holdings LLC, First Lien Term Loan(d)	–	12/17/2027	115	105,684
LHS Borrow LLC (Leaf Home Solutions), Term Loan (1 mo. Term SOFR + 4.75%)	9.47%	02/16/2029	4,033	3,332,451
Mayfair Mall LLC, Term Loan (1 mo. USD LIBOR + 3.25%)(f)	7.37%	04/20/2023	931	851,486
Oldcastle BuildingEnvelope, Inc., Term Loan B (3 mo. Term SOFR + 4.50%)	9.18%	04/29/2029	2,448	2,376,622
Quikrete Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 2.63%)	7.26%	02/01/2027	61	60,878
TAMKO Building Products LLC, Term Loan (3 mo. USD LIBOR + 3.00%)	7.73%	05/29/2026	286	282,810
Werner FinCo L.P., Term Loan (3 mo. USD LIBOR + 4.00%)	8.73%	07/24/2024	1,182	1,110,112
				13,413,289

Business Equipment & Services–16.83%
Aegion Corp., Term Loan (1 mo. USD LIBOR + 4.75%)	9.38%	05/17/2028	848	828,086
Asurion LLC (fka Asurion Corp.), Term Loan B-7 (1 mo. USD LIBOR + 3.00%)	7.63%	11/03/2024	406	404,847
Camelot Finance L.P., Term Loan (1 mo. USD LIBOR + 3.00%)	7.63%	10/30/2026	55	54,737
Checkout Holding Corp., Term Loan(d)	–	06/30/2023	22	22,186
Cimpress USA, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	8.13%	05/17/2028	1,289	1,172,466
Constant Contact
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)	12.31%	02/15/2029	1,012	847,774
Term Loan B (1 mo. USD LIBOR + 4.00%)	8.81%	02/10/2028	673	638,589
Corp. Service Co., Term Loan B (1 mo. Term SOFR + 3.25%)	7.97%	08/08/2029	1,473	1,474,836
CRCI Longhorn Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	11.88%	08/08/2026	106	99,050
Creation Technologies, Inc., Term Loan B (3 mo. USD LIBOR + 5.50%)(f)	10.28%	10/05/2028	1,361	1,173,879

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                    Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value
Business Equipment & Services–(continued)
CV Intermediate Holdco Corp. (Class Valuation)
Delayed Draw Term Loan(e)(f)	11.06%	03/31/2026		$11,550	$ 10,949,850
Revolver Loan(e)(f)	11.03%	03/31/2026		795	753,365
Revolver Loan(e)(f)(h)	0.00%	03/31/2026		383	362,731
Term Loan B(e)(f)	11.08%	03/31/2026		7,808	7,401,813
Dakota Holding Corp., First Lien Term Loan (1 mo. Term SOFR + 3.75%)	8.37%	04/09/2027		987	949,369
Dun & Bradstreet Corp. (The)
Revolver Loan (1 mo. USD LIBOR + 3.00%)(f)	4.06%	09/11/2025		526	520,526
Term Loan (1 mo. USD LIBOR + 3.25%)	7.87%	02/06/2026		463	462,561
Term Loan(f)(h)	0.00%	09/11/2025		3,051	3,019,052
Esquire Deposition Solutions LLC
Term Loan(e)(f)	0.50%	12/28/2027		298	289,513
Term Loan(e)(f)	0.50%	12/28/2027		853	839,970
Term Loan(e)(f)	11.22%	12/28/2027		8,954	8,685,380
Esquire Deposition Solutions, LLC
Term Loan(e)(f)(h)	0.00%	12/28/2027		1,706	1,679,941
Term Loan(e)(f)(h)	0.00%	12/28/2027		981	951,256
Garda World Security Corp. (Canada)
Incremental Term Loan (1 mo. Term SOFR + 4.25%)	8.81%	02/01/2029		2,460	2,449,315
Term Loan B-2 (1 mo. USD LIBOR + 4.25%)	8.91%	10/30/2026		1,831	1,831,430
GI Revelation Acquisition LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	8.63%	05/12/2028		1,036	993,153
Grandir (The Education Group) (France)
Delayed Draw Term Loan (3 mo. EURIBOR + 4.00%)	6.70%	09/29/2028	EUR	65	66,242
Term Loan B-1 (3 mo. EURIBOR + 4.00%)	6.70%	09/29/2028	EUR	388	397,452
ION Trading Technologies S.a.r.l. (Luxembourg), Term Loan B (3 mo. EURIBOR + 4.25%)	6.45%	04/01/2028	EUR	407	410,437
Karman Buyer Corp., First Lien Term Loan B-1 (1 mo. USD LIBOR + 4.50%)	9.29%	10/28/2027		2,132	1,763,134
Konecta (Kronosnet CX Bidco 2022, S.L.) (Spain)
First Lien Term Loan (3 mo. EURIBOR + 5.75%)	7.25%	09/30/2029	EUR	333	328,345
Term Loan (3 mo. EURIBOR + 5.75%)	8.20%	09/30/2029	EUR	200	196,965
Lamark Media Group LLC
Delayed Draw Term Loan(e)(f)(h)	0.00%	10/14/2027		1,630	1,582,691
Revolver Loan(e)(f)	0.50%	10/14/2027		489	474,807
Revolver Loan(e)(f)(h)	0.00%	10/14/2027		598	580,320
Term Loan B(e)(f)	10.48%	10/14/2027		7,530	7,312,031
Monitronics International, Inc.
Term Loan (3 mo. USD LIBOR + 7.50%) (Acquired 08/30/2019-01/28/2021; Cost $8,246,137)(g)	12.33%	03/29/2024		8,526	5,584,258
Term Loan (1 mo. USD LIBOR + 6.00%) (Acquired 06/27/2019-04/27/2022; Cost $5,452,642)(f)(g)	10.83%	07/03/2024		5,446	5,173,400
NAS LLC (d.b.a. Nationwide Marketing Group)
Incremental Term Loan (3 mo. Term SOFR + 6.50%)(f)	11.23%	06/03/2024		3,387	3,336,657
Revolver Loan (3 mo. Term SOFR + 6.50%)(f)	0.50%	06/03/2024		172	169,808
Revolver Loan(f)(h)	0.00%	06/03/2024		690	679,232
Term Loan (3 mo. Term SOFR + 6.50%)(f)	11.23%	06/03/2024		8,341	8,215,453
Term Loan(f)	11.23%	06/03/2024		1,584	1,560,709
Orchid Merger Sub II LLC, Term Loan (6 mo. Term SOFR + 4.75%)(f)	9.48%	07/27/2027		3,084	2,668,064
Protect America, Revolver Loan(d)(f)	–	09/01/2024		1,456	1,354,390
QA Group (IndigoCyan) (Jersey), Term Loan B (3 mo. GBP LIBOR + 4.75%)	8.80%	06/23/2024	GBP	3,566	4,136,856
Skillsoft Corp., Term Loan (1 mo. Term SOFR + 4.75%)	9.93%	07/14/2028		1,060	918,618
Solera (Polaris Newco LLC), Term Loan B (1 mo. SONIA + 5.25%)	9.18%	06/05/2028	GBP	412	462,788
Spin Holdco, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	8.77%	03/04/2028		6,046	5,121,922
Tempo Acquisition LLC, Term Loan B (1 mo. Term SOFR + 3.00%)	7.62%	08/31/2028		1	243
Thevelia (US) LLC, First Lien Term Loan B (3 mo. Term SOFR + 4.00%)	8.73%	06/17/2029		1,466	1,434,917
UnitedLex Corp., Term Loan (1 mo. USD LIBOR + 5.75%)(f)	10.35%	03/20/2027		876	806,208
Virtusa Corp.
Incremental Term Loan B (1 mo. Term SOFR + 3.75%)	8.47%	02/08/2029		388	387,057
Term Loan (1 mo. USD LIBOR + 3.75%)	8.38%	02/11/2028		1,086	1,083,029
WebHelp (France), Term Loan B (1 mo. USD LIBOR + 4.00%)	8.05%	08/04/2028		1,041	1,009,716
					106,071,424

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                    Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value
Cable & Satellite Television–3.61%
Altice Financing S.A. (Luxembourg), Term Loan (f)	9.57%	10/31/2027		$408	$ 407,360
CSC Holdings LLC, Term Loan B (1 mo. Term SOFR + 4.50%)	9.06%	01/15/2028		9	8,621
Lightning Finco Ltd. (LiveU) (United Kingdom)
Term Loan B-1 (3 mo. USD LIBOR + 5.50%)(f)	10.45%	09/01/2028		17,301	16,746,913
Term Loan B-2(d)(f)	–	09/01/2028		2,097	2,015,250
Numericable-SFR S.A. (France)
Incremental Term Loan B-13 (3 mo. USD LIBOR + 4.00%)	8.86%	08/14/2026		1,830	1,781,914
Term Loan B-12 (3 mo. USD LIBOR + 3.69%)	8.52%	01/31/2026		1,334	1,296,965
ORBCOMM, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	8.88%	09/01/2028		383	312,810
Telenet - LG, Term Loan AR (6 mo. USD LIBOR + 2.00%)	6.59%	04/30/2028		207	202,018
					22,771,851

Chemicals & Plastics–8.21%
Aruba Investments, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	12.38%	11/24/2028		1,024	931,461
Arxada (Switzerland)
Term Loan B (3 mo. EURIBOR + 4.00%)	6.20%	07/03/2028	EUR	350	349,379
Term Loan B (3 mo. USD LIBOR + 4.00%)	8.73%	07/03/2028		230	218,558
Ascend Performance Materials Operations LLC, Term Loan (6 mo. Term SOFR + 4.75%)	8.83%	08/27/2026		4,191	4,191,704
Axalta Coating Systems U.S. Holdings, Inc., Term Loan B-4 (1 mo. Term SOFR + 3.00%)	7.51%	12/20/2029		4	4,285
BASF Construction Chemicals (Germany), Term Loan B-3 (3 mo. USD LIBOR + 3.50%)	8.23%	09/29/2027		1,477	1,476,152
BES (Discovery Purchaser Corp.)
First Lien Term Loan (1 mo. Term SOFR + 7.00%)	11.59%	08/03/2030		663	608,931
Second Lien Term Loan (3 mo. Term SOFR + 4.37%)	8.96%	10/03/2029		802	770,411
Caldic (Pearls BidCo) (Netherlands), Term Loan B (3 mo. Term SOFR + 3.75%)	8.43%	02/26/2029		114	112,079
Charter NEX US, Inc., Term Loan B(d)	–	12/01/2027		1,003	988,035
Colouroz Investment LLC (Germany)
PIK First Lien Term Loan, 0.75% PIK Rate, 5.75% Cash Rate(i)	0.75%	09/21/2023	EUR	1	395
PIK Second Lien Term Loan B-2, 5.75% PIK Rate, 9.07% Cash Rate(i)	5.75%	09/21/2024		44	23,292
Cyanco Intermediate 2 Corp., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	8.13%	03/16/2025		144	141,939
Eastman Tire Additives (River Buyer, Inc.), First Lien Term Loan (1 mo. USD LIBOR + 5.25%)	9.98%	11/01/2028		2,985	2,726,575
Fusion (Fusion UK Holding Ltd. & US HoldCo VAD, Inc.), Term Loan B (3 mo. Term SOFR + 3.75%)	8.30%	05/28/2029		397	376,833
H.B. Fuller Co., Term Loan B(d)	–	02/08/2030		702	707,300
HASA Acquisition, LLC
Term Loan(e)(f)(h)	0.00%	01/10/2029		2,605	2,526,988
Term Loan(e)(f)(h)	0.00%	01/10/2029		1,447	1,403,882
Term Loan(e)(f)	10.56%	01/10/2029		12,534	12,157,621
ICP Group Holdings LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	8.48%	12/29/2027		1,036	876,905
Ineos US Finance LLC
Term Loan(d)	–	11/08/2027		986	984,602
Term Loan(d)	–	02/09/2030		1,496	1,487,273
Lummus Technology (Illuminate Buyer LLC), Term Loan B (1 mo. USD LIBOR + 3.50%)	8.13%	06/30/2027		604	591,982
Nobian Finance B.V., Term Loan B (3 mo. EURIBOR + 3.20%)	5.40%	07/01/2026	EUR	1,590	1,604,909
Potters Industries LLC, Term Loan B (3 mo. USD LIBOR + 4.00%)	8.73%	12/14/2027		712	712,214
Proampac PG Borrower LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	8.58%	11/03/2025		512	505,425
Timber Servicios Empresariales S.A. (Spain), Term Loan B (3 mo. EURIBOR + 4.75%)	6.61%	02/17/2029	EUR	328	304,975
Vertellus
Revolver Loan (1 mo. Term SOFR + 5.75%)(f)	0.50%	12/22/2025		302	283,117
Revolver Loan(f)(h)	0.00%	12/22/2025		1,290	1,211,115
Term Loan B (6 mo. Term SOFR + 5.75%)(f)	10.87%	12/22/2027		12,987	12,428,717
W.R. Grace & Co., Term Loan B (3 mo. USD LIBOR + 3.75%)	8.50%	09/22/2028		1,073	1,069,348
					51,776,402

Clothing & Textiles–0.17%
ABG Intermediate Holdings 2 LLC, Second Lien Term Loan (1 mo. Term SOFR + 6.00%)	10.72%	12/20/2029		796	739,313
BK LC Lux SPV S.a.r.l. (Birkenstock), Term Loan B (1 mo. USD LIBOR + 3.25%)	8.06%	04/28/2028		234	232,314
International Textile Group, Inc., First Lien Term Loan (3 mo. USD LIBOR + 5.00%)	9.21%	05/01/2024		162	103,716
					1,075,343

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15                    Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value
Conglomerates–0.16%
CeramTec (CTEC III GmbH) (Germany), Term Loan B (3 mo. EURIBOR + 3.75%)	6.45%	03/16/2029	EUR	446	$455,821
Safe Fleet Holdings LLC
Incremental First Lien Term Loan (1 mo. Term SOFR + 5.00%)(f)	9.66%	02/23/2029		$329	327,157
Second Lien Term Loan (3 mo. USD LIBOR + 6.75%)	11.39%	02/02/2026		264	240,343
					1,023,321

Containers & Glass Products–7.15%
Berlin Packaging LLC, Term Loan B-5 (1 mo. USD LIBOR + 3.75%)	8.32%	03/11/2028		1	322
Brook & Whittle Holding Corp., First Lien Term Loan (3 mo. Term SOFR + 4.00%)	9.04%	12/14/2028		1,158	1,061,932
Duran Group (Germany), Term Loan B-2 (3 mo. USD LIBOR + 3.75%) (Acquired 03/24/2017-03/03/2021; Cost $4,116,814)(f)(g)	7.88%	03/29/2024		4,128	3,988,642
Keg Logistics LLC
Revolver Loan(e)(f)	0.50%	11/23/2027		1,663	1,601,148
Revolver Loan(e)(f)(h)	0.00%	11/23/2027		603	580,948
Term Loan A (1 mo. USD LIBOR + 6.00%)(e)(f)	10.93%	11/23/2027		25,857	24,900,041
Keter Group B.V. (Netherlands)
Term Loan B-1 (3 mo. EURIBOR + 4.25%) (Acquired 04/29/2022-02/21/2023; Cost $1,125,081)(g)	6.74%	10/31/2023	EUR	1,188	990,537
Term Loan B-3 (Acquired 02/21/2023; Cost $361,840)(d)(g)	–	10/31/2023	EUR	425	354,757
LABL, Inc. (Multi-Color), Term Loan (1 mo. USD LIBOR + 5.00%)	9.63%	10/29/2028		3,810	3,728,230
Libbey Glass, Inc., First Lien Term Loan (3 mo. Term SOFR + 3.75%) (Acquired 11/22/2022-02/22/2023; Cost $3,259,151)(g)	8.71%	11/22/2027		3,489	3,357,799
Logoplaste (Mar Bidco S.a.r.l.) (Portugal), Term Loan B (1 mo. USD LIBOR + 4.30%)	9.03%	07/07/2028		732	680,454
Mold-Rite Plastics LLC (Valcour Packaging LLC)
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)(f)	7.98%	10/04/2028		1,022	896,402
Second Lien Term Loan (6 mo. USD LIBOR + 7.00%)(f)	11.23%	10/04/2029		409	286,434
Refresco Group N.V. (Netherlands), Term Loan B (3 mo. Term SOFR + 4.25%)	9.01%	07/12/2029		2,668	2,659,118
					45,086,764

Cosmetics & Toiletries–1.17%
Bausch and Lomb, Inc., Term Loan (1 mo. Term SOFR + 3.25%)	7.84%	05/10/2027		4,505	4,417,009
Coty, Inc., Term Loan B (3 mo. USD LIBOR + 2.25%)	6.84%	04/05/2025		1,283	1,281,373
Rodenstock (Germany), Term Loan B (3 mo. EURIBOR + 5.00%)	7.49%	06/29/2028	EUR	1,361	1,233,250
Wella (Rainbow FinCo S.a.r.l.), Term Loan B (6 mo. EURIBOR + 3.50%)	6.70%	02/24/2029	EUR	423	430,326
					7,361,958

Drugs–0.00%
Grifols Worldwide Operations USA, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	6.63%	11/15/2027		19	18,371

Ecological Services & Equipment–4.27%
Anticimex (Sweden), First Lien Term Loan (3 mo. Term SOFR +4.75%)	9.74%	11/16/2028		481	476,510
EnergySolutions LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	8.48%	05/11/2025		1,975	1,912,469
Groundworks LLC
First Lien Delayed Draw Term Loan(e)(f)	1.00%	01/17/2026		5,303	5,303,351
First Lien Incremental Revover Loan(e)(f)(h)	0.00%	01/17/2026		480	480,313
First Lien Incremental Term Loan(e)(f)	9.48%	01/17/2026		12,040	12,039,636
Second Lien Delayed Draw Term Loan(e)(f)	9.48%	01/17/2026		4,030	4,029,929
Term Loan(f)(h)	0.00%	03/14/2029		146	141,438
Term Loan(f)(h)	0.00%	03/14/2030		456	441,993
OGF (France), Term Loan B-2 (6 mo. EURIBOR + 4.75%)	7.11%	12/31/2025	EUR	326	320,305
Patriot Container Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	8.47%	03/20/2025		797	751,474
TruGreen L.P., Second Lien Term Loan (1 mo. USD LIBOR + 8.50%)(f)	13.33%	11/02/2028		1,401	1,008,494
					26,905,912

Electronics & Electrical–8.41%
Altar BidCo, Inc. (Brooks Automation, Inc.), Second Lien Term Loan (6 mo. Term SOFR + 5.60%)	10.49%	02/01/2030		393	347,140
AppLovin Corp., Term Loan (3 mo. Term SOFR + 3.00%)	9.50%	10/25/2028		62	61,018
Boxer Parent Co., Inc., Term Loan B (1 mo. EURIBOR + 4.00%)	6.43%	10/02/2025	EUR	35	36,794
Brave Parent Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	8.63%	04/18/2025		916	905,596

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16                    Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value
Electronics & Electrical–(continued)
Delta Topco, Inc. (Infoblox, Inc.)
First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	8.15%	12/01/2027		$285	$ 266,592
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	11.65%	12/01/2028		594	522,998
Digi International, Inc., Term Loan (6 mo. USD LIBOR + 5.00%)(f)	9.63%	11/01/2028		1,536	1,537,911
E2Open LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	8.08%	02/04/2028		1,265	1,260,630
Emerald Technologies AcquisitionCo, Inc., Term Loan B (1 mo. Term SOFR + 6.25%)	10.97%	12/29/2027		374	350,818
ETA Australia Holdings III Pty. Ltd. (Australia), First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	8.62%	05/06/2026		135	130,317
Forcepoint, Term Loan (3 mo. USD LIBOR + 4.25%)	9.08%	01/07/2028		492	464,645
Go Daddy Operating Co. LLC, Term Loan (1 mo. Term SOFR + 3.25%)	7.87%	11/09/2029		140	140,772
GoTo Group, Inc. (LogMeIn), First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	9.38%	08/31/2027		7,162	3,973,660
Imperva, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)	12.65%	01/11/2027		1,649	1,235,397
Inetum (Granite Fin Bidco SAS) (France)
Term Loan(d)(f)	–	09/23/2028	EUR	314	317,205
Term Loan B (3 mo. EURIBOR + 5.00%)	7.06%	10/17/2028	EUR	554	559,965
Infinite Electronics, Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)	11.73%	03/02/2029		441	397,657
Informatica Corp., Term Loan (1 mo. USD LIBOR + 2.75%)	7.44%	10/15/2028		484	483,739
Learning Pool (Brook Bidco Ltd.) (United Kingdom)
Term Loan (3 mo. SONIA + 7.25%)(f)	9.97%	08/17/2028	GBP	627	737,461
Term Loan 2(d)(f)	–	08/17/2028		824	791,400
Marcel Bidco LLC, Term Loan (1 mo. USD LIBOR + 4.00%)(f)	8.42%	12/31/2027		154	153,219
Mavenir Systems, Inc., Term Loan B (3 mo. USD LIBOR + 4.75%)	9.65%	08/13/2028		3,714	2,506,871
Maverick Bidco, Inc. (Mitratech), Second Lien Term Loan (3 mo. USD LIBOR + 6.75%)(f)	11.58%	05/18/2029		85	77,621
McAfee Enterprise
Second Lien Term Loan (1 mo. USD LIBOR + 8.25%)	13.08%	07/27/2029		1,066	840,319
Term Loan B (1 mo. USD LIBOR + 4.75%)	9.58%	07/27/2028		1,059	906,259
McAfee LLC, Term Loan B-1 (1 mo. Term SOFR + 4.50%)	8.42%	03/01/2029		1,502	1,411,375
Natel Engineering Co., Inc., Term Loan (3 mo. USD LIBOR + 6.25%) (Acquired 04/25/2019-02/01/2022; Cost $3,698,926)(g)	10.42%	04/29/2026		3,755	3,370,222
Native Instruments (Germany), Term Loan (3 mo. EURIBOR + 6.00%)(f)	7.98%	03/03/2028	EUR	1,541	1,536,595
Open Text Corp. (Canada), Incremental Term Loan B(d)	–	08/27/2029		3,926	3,925,573
Optiv, Inc.
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	11.42%	01/31/2025		805	749,598
Term Loan (3 mo. USD LIBOR + 3.25%)	7.42%	02/01/2024		5,279	5,251,346
Project Accelerate Parent LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.25%)(f)	8.88%	01/02/2025		969	944,367
Quest Software US Holdings, Inc.
Second Lien Term Loan (3 mo. Term SOFR + 7.50%)	12.33%	01/20/2030		258	167,664
Term Loan B (3 mo. Term SOFR + 4.25%)	9.08%	01/19/2029		4,764	4,117,809
Riverbed Technology, Inc., PIK Term Loan, 2.00% PIK Rate, 10.83% Cash Rate (1 mo. USD LIBOR + 8.00%) (Acquired 12/06/2021-02/07/2023; Cost $6,791,753)(g)(i)	2.00%	12/08/2026		5,500	2,004,114
Sandvine Corp.
First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	9.33%	10/31/2025		1,346	1,277,231
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	12.83%	11/02/2026		289	258,312
SonicWall U.S. Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	8.71%	05/16/2025		142	140,560
Ultimate Software Group, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	8.58%	05/04/2026		1,601	1,582,559
Second Lien Term Loan (3 mo. USD LIBOR + 5.25%)	10.03%	05/03/2027		294	287,231
Utimaco (Germany)
Term Loan B (3 mo. EURIBOR + 6.25%)(f)	8.95%	05/31/2029	EUR	3,539	3,586,147
Term Loan B (3 mo. Term SOFR + 6.25%)(f)	11.06%	05/31/2029		1,986	1,918,796
Veritas US, Inc., Term Loan B (3 mo. USD LIBOR + 5.00%)	9.73%	09/01/2025		1,873	1,473,257
					53,008,760

Financial Intermediaries–0.34%
Edelman Financial Center LLC (The), Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	11.38%	07/20/2026		193	188,004
LendingTree, Inc., First Lien Term Loan B (1 mo. USD LIBOR + 3.75%)	0.00%	09/15/2028		1,894	1,753,488
Stiphout Finance LLC, Incremental Term Loan (1 mo. USD LIBOR + 3.75%)	8.38%	10/26/2025		194	194,076
					2,135,568

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17                    Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value
Food Products–5.54%
Arnott’s (Snacking Investments US LLC), Term Loan (1 mo. USD LIBOR + 4.00%)	8.56%	12/18/2026		$1,550	$ 1,548,688
Biscuit Intl (Cookie Acq S.A.S., De Banketgroep Holding) (France), First Lien Term Loan (6 mo. EURIBOR + 4.00%)	5.86%	02/15/2027	EUR	969	804,662
BrightPet (AMCP Pet Holdings, Inc.)
Incremental Term Loan B(e)(f)	10.98%	10/05/2026		3,928	3,798,550
Revolver Loan(e)(f)	10.66%	10/05/2026		802	775,214
Revolver Loan (3 mo. USD LIBOR + 6.25%)(e)(f)	10.66%	10/05/2026		563	544,768
Term Loan B (3 mo. USD LIBOR + 6.25%)(f)	10.98%	10/05/2026		3,864	3,737,108
Florida Food Products LLC
First Lien Term Loan (1 mo. Term SOFR + 5.00%)(f)	9.62%	10/18/2028		811	758,003
First Lien Term Loan (1 mo. Term SOFR + 5.00%)(f)	9.63%	10/18/2028		5,665	5,296,694
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	12.63%	10/08/2029		1,133	1,019,475
H-Food Holdings LLC
Incremental Term Loan B-3 (1 mo. USD LIBOR + 5.00%)	9.63%	05/23/2025		1,435	1,299,304
Term Loan (3 mo. USD LIBOR + 3.69%)	8.32%	05/23/2025		21	18,884
Nomad Foods US LLC (United Kingdom), Term Loan B (1 mo. Term SOFR + 3.75%)	8.23%	11/10/2029		604	605,845
Panzani/Pimente (France), Term Loan B (3 mo. EURIBOR + 4.25%)	6.45%	12/02/2028	EUR	342	354,412
Shearer’s Foods LLC, Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	12.39%	09/22/2028		190	177,498
Sigma Bidco B.V. (Netherlands), Term Loan B-2 (3 mo. USD LIBOR + 3.00%)	7.46%	07/02/2025		1,234	1,159,583
Teasdale Foods, Inc., Term Loan B(e)(f)	11.29%	12/18/2025		14,796	12,221,241
Valeo Foods (Jersey) Ltd. (United Kingdom), First Lien Term Loan B (6 mo. EURIBOR + 4.00%)	5.16%	09/29/2028	EUR	854	769,113
					34,889,042

Food Service–0.78%
Euro Garages (Netherlands)
Term Loan B (3 mo. USD LIBOR + 4.00%)	8.73%	02/07/2025		788	739,013
Term Loan B (3 mo. USD LIBOR + 4.25%)	8.98%	03/31/2026		538	504,345
Financiere Pax S.A.S., Term Loan B (6 mo. EURIBOR + 4.75%)	7.19%	07/01/2026	EUR	2,172	2,099,321
WW International, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	8.14%	04/13/2028		2,712	1,576,566
					4,919,245

Health Care–11.15%
Acacium (Impala Bidco Ltd./ICS US, Inc.) (United Kingdom)
Term Loan (1 mo. SONIA + 4.75%)	8.68%	06/08/2028	GBP	516	597,399
Term Loan (1 mo. Term SOFR + 5.25%)(f)	9.15%	06/08/2028		1,161	1,085,281
Affinity Dental Management, Inc.
Delayed Draw Term Loan(f)(h)	0.00%	08/04/2028		4,865	4,767,317
Revolver Term Loan(f)	0.00%	08/04/2027		162	157,289
Revolver Term Loan(f)(h)	0.00%	08/04/2027		1,459	1,415,603
Term Loan(e)(f)	10.45%	08/03/2028		10,837	10,512,029
athenahealth Group, Inc.
Term Loan (1 mo. Term SOFR + 3.50%)	8.06%	02/15/2029		757	702,185
Delayed Draw Term Loan(h)	0.00%	02/15/2029		93	86,045
Cerba (Chrome Bidco) (France), Term Loan (3 mo. EURIBOR + 4.00%)	5.93%	02/14/2029	EUR	472	480,200
Cheplapharm Arzneimittel GmbH (Germany), Term Loan B (3 mo. EURIBOR + 4.00%)	6.30%	02/22/2029	EUR	594	611,926
Ethypharm (Financiere Verdi, Orphea Ltf) (France), Term Loan B (3 mo. SONIA + 4.50%)	7.93%	04/17/2028	GBP	649	694,949
Explorer Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	9.13%	02/04/2027		751	693,200
Gainwell Acquisition Corp., First Lien Term Loan B (3 mo. USD LIBOR + 4.00%)	8.73%	10/01/2027		263	253,962
Global Medical Response, Inc.
Term Loan (1 mo. USD LIBOR + 4.25%)	9.20%	03/14/2025		592	474,788
Term Loan (1 mo. USD LIBOR + 4.25%)	8.83%	10/02/2025		1,741	1,389,089
International SOS L.P., Term Loan B (3 mo. USD LIBOR + 3.75%)(f)	8.50%	09/07/2028		1,019	1,005,417
MB2 Dental Solutions LLC
Delayed Draw Term Loan(e)(f)	10.72%	01/29/2027		2,907	2,834,531
Delayed Draw Term Loan(e)(f)	1.00%	01/29/2027		8,693	8,475,561
Term Loan B(e)(f)	10.72%	01/29/2027		8,084	7,881,563
MedAssets Software Intermediate Holdings, Inc. (nThrive TSG), Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	11.38%	12/17/2029		775	554,328

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18                    Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value
Health Care–(continued)
Neuraxpharm (Cerebro BidCo/Blitz F20-80 GmbH) (Germany)
Term Loan B (3 mo. EURIBOR + 4.25%)	6.74%	12/15/2027	EUR	232	$241,584
Term Loan B-2 (3 mo. EURIBOR + 4.25%)	6.74%	12/15/2027	EUR	134	139,549
Nidda Healthcare Holding AG (Germany), Term Loan F (3 mo. SONIA + 4.50%)	8.45%	08/21/2026	GBP	480	550,159
SDB Holdco LLC
Delayed Draw Term Loan(e)(f)	1.25%	03/18/2027		$3,516	3,481,013
Delayed Draw Term Loan(f)(h)	0.00%	03/18/2027		293	290,391
Term Loan(e)(f)	11.67%	03/17/2027		17,947	17,767,853
Summit Behavioral Healthcare LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.75%)	9.88%	11/24/2028		1,353	1,313,285
TTF Holdings LLC (Soliant), Term Loan B (1 mo. USD LIBOR + 4.00%)	8.69%	03/31/2028		893	892,374
Women’s Care Holdings, Inc. LLC
First Lien Term Loan (6 mo. USD LIBOR + 4.50%)	9.33%	01/15/2028		585	549,708
Second Lien Term Loan (1 mo. USD LIBOR + 8.25%)	13.08%	01/15/2029		402	364,836
					70,263,414

Home Furnishings–4.69%
A-1 Garage Door Services
Term Loan(h)	0.00%	12/22/2028		1,118	1,084,897
Term Loan(e)(f)	11.33%	12/22/2028		655	634,990
Term Loan(e)(f)	11.12%	12/22/2028		6,879	6,672,118
Term Loan(e)(f)(h)	0.00%	12/22/2028		2,421	2,348,477
Hilding Anders AB (Sweden)
Term Loan (6 mo. EURIBOR + 5.00%) (Acquired 10/04/2022-10/31/2022; Cost $ 204,178)(f)(g)	1.25%	02/28/2026	EUR	280	194,110
Term Loan (6 mo. EURIBOR + 0.00%) (Acquired 10/04/2022-10/31/2022; Cost $ 2,245)(f)(g)	12.00%	02/26/2027	EUR	255	0
Hunter Douglas Holding B.V., Term Loan B-1 (3 mo. Term SOFR + 3.50%)	8.37%	02/26/2029		5,200	4,799,598
Hunter Douglas, Inc., First Lien Term Loan (3 mo. EURIBOR + 4.00%)	6.67%	02/26/2029	EUR	2,512	2,434,133
Mattress Holding Corp., Term Loan (6 mo. USD LIBOR + 4.25%)	8.44%	09/25/2028		4,192	3,966,943
Serta Simmons Bedding LLC
First Lien Term Loan(j)(k)	0.00%	08/10/2023		2,010	1,988,089
Second Lien Term Loan(j)(k)	0.00%	08/10/2023		3,009	1,687,054
SIWF Holdings, Inc., Term Loan B (3 mo. USD LIBOR + 4.00%)	8.75%	10/06/2028		2,543	2,195,787
TGP Holdings III LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	8.08%	06/29/2028		465	374,730
VC GB Holdings, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 6.75%)	11.38%	07/01/2029		530	421,221
Weber-Stephen Products LLC
Incremental Term Loan B (1 mo. Term SOFR + 4.25%)	8.97%	10/30/2027		215	189,595
Term Loan B (1 mo. USD LIBOR + 3.25%)	7.88%	10/30/2027		682	598,374
					29,590,116

Industrial Equipment–4.62%
Chart Industries, Inc., Term Loan B (d)	–	12/08/2029		1,808	1,809,157
CIRCOR International, Inc., Term Loan (1 mo. USD LIBOR + 5.50%)	10.13%	12/20/2028		1,341	1,331,508
Crosby US Acquisition Corp., First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	9.50%	06/26/2026		379	370,648
Delachaux Group S.A. (France), Term Loan B-2 (3 mo. USD LIBOR + 4.50%)	9.33%	04/16/2026		508	485,581
Deliver Buyer, Inc. (MHS Holdings), Term Loan B (3 mo. Term SOFR + 5.50%)	10.08%	06/08/2029		2,243	1,940,246
DXP Enterprises, Inc., Term Loan (1 mo. Term SOFR + 4.75%)	10.17%	12/23/2027		1,595	1,570,471
Engineered Machinery Holdings, Inc., Second Lien Incremental Term Loan (3 mo. USD LIBOR + 6.00%)(f)	10.73%	05/21/2029		195	182,051
Kantar (Summer BC Bidco) (United Kingdom)
Revolver Loan (1 mo. USD LIBOR + 3.00%)(f)	5.87%	06/04/2026		504	458,574
Revolver Loan(f)(h)	0.00%	06/04/2026		3,496	3,181,426
Term Loan (3 mo. EURIBOR + 4.25%)	6.32%	12/04/2026	EUR	335	337,762
Term Loan B (3 mo. USD LIBOR + 5.00%)(f)	9.77%	12/04/2026		2,509	2,383,650
Term Loan B-2 (3 mo. USD LIBOR + 4.50%)	9.23%	12/04/2026		1,190	1,134,725
MKS Instruments, Inc., Term Loan B (1 mo. Term SOFR + 2.75%)	7.41%	08/17/2029		70	69,741
MX Holdings US, Inc., Term Loan B-1-C (1 mo. USD LIBOR + 2.50%)	7.13%	07/31/2025		178	177,770
New VAC US LLC, Term Loan B (3 mo. USD LIBOR + 4.00%)	8.73%	03/08/2025		1,451	1,305,622

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19                    Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value
Industrial Equipment–(continued)
Robertshaw US Holding Corp.
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	8.25%	02/28/2025		$5,795	$ 3,240,476
Second Lien Term Loan (3 mo. USD LIBOR + 8.00%)	12.75%	02/28/2026		1,386	480,017
Tank Holding Corp.
Revolver Loan (1 mo. Term SOFR + 5.75%)(f)	4.34%	03/31/2028		233	216,520
Revolver Loan(f)(h)	0.00%	03/31/2028		191	177,153
Term Loan (1 mo. Term SOFR + 6.00%)	12.25%	03/31/2028		6,331	6,082,224
Thyssenkrupp Elevators (Vertical Midco GmbH) (Germany), Term Loan B (6 mo. USD LIBOR + 3.50%)	8.60%	07/31/2027		673	659,569
Victory Buyer LLC (Vantage Elevator)
Second Lien Term Loan B (1 mo. USD LIBOR + 7.00%)(f)	11.59%	11/19/2029		315	253,879
Term Loan B (1 mo. USD LIBOR + 3.75%)(f)	8.34%	11/15/2028		1,470	1,293,243
					29,142,013

Insurance–1.11%
Acrisure LLC
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	8.13%	02/15/2027		1,515	1,451,610
First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	8.88%	02/15/2027		1,428	1,379,813
Term Loan (1 mo. Term SOFR + 5.75%)	10.45%	02/15/2027		1,769	1,772,895
AmWINS Group LLC, Term Loan B(d)	–	02/19/2028		845	842,506
Sedgwick Claims Management Services, Inc., Term Loan B(d)	–	02/21/2028		391	386,798
USI, Inc., Term Loan (3 mo. Term SOFR + 3.75%)	8.33%	11/22/2029		1,180	1,179,764
					7,013,386

Leisure Goods, Activities & Movies–6.70%
Carnival Corp.
Incremental Term Loan (6 mo. USD LIBOR + 3.25%)	7.88%	10/18/2028		6,957	6,765,409
Term Loan (6 mo. USD LIBOR + 3.00%)	7.63%	06/30/2025		458	451,635
Crown Finance US, Inc.
DIP Term Loan (1 mo. Term SOFR + 10.00%)(g)(j)	14.66%	09/07/2023		7,759	7,933,832
First Lien Term Loan (Acquired 10/18/2019-07/26/2022; Cost $3,386,213)(g)(j)(k)	0.00%	09/30/2026		3,970	648,599
Revolver Loan(j)(k)	0.00%	03/02/2023		502	84,477
Term Loan (Acquired 08/28/2020-11/30/2022; Cost $602,766)(g)(j)(k)	0.00%	02/28/2025	EUR	794	137,323
Term Loan (Acquired 09/13/2021-02/24/2022; Cost $2,553,160)(g)(j)(k)	0.00%	02/28/2025		3,027	497,837
Delta 2 Lux S.a.r.l. (United Kingdom), First Lien Term Loan (1 mo. Term SOFR + 3.25%)	7.87%	01/15/2030		1,523	1,528,762
Dorna Sports S.L. (Spain), Term Loan B (3 mo. EURIBOR + 3.50%)	6.25%	03/30/2029	EUR	815	841,024
Eagle Midco Ltd. (United Kingdom), Term Loan (1 mo. SONIA + 4.25%)	8.71%	03/20/2028	GBP	404	457,292
Fitness International LLC, Term Loan B (3 mo. USD LIBOR + 3.25%)	8.08%	04/18/2025		1,655	1,590,470
Nord Anglia Education, Term Loan B(d)	–	01/25/2028		675	676,113
OEG Borrower LLC (Opry Entertainment), Term Loan B (3 mo. Term SOFR + 5.00%)(f)	9.60%	05/20/2029		1,636	1,632,080
Red Ventures LLC (New Imagitas, Inc.), Term Loan(d)	–	02/24/2030		497	491,639
Royal Caribbean Cruises
Revolver Loan(d)(f)	–	04/05/2024		4,056	3,883,365
Revolver Loan(d)	–	04/12/2024		859	821,718
Revolver Loan(f)(h)	0.00%	04/05/2024		97	92,985
Revolver Loan(h)	0.00%	04/12/2024		240	229,158
Scenic (Columbus Capital B.V.) (Australia), Term Loan B (3 mo. EURIBOR + 3.75%)	5.95%	02/27/2027	EUR	1,000	866,319
Six Flags Theme Parks, Inc., Term Loan B (3 mo. USD LIBOR + 1.75%)	6.39%	04/17/2026		111	109,085
USF S&H Holdco LLC
Term Loan A (3 mo. USD LIBOR + 8.00%)(f)	3.64%	06/30/2025		732	731,637
Term Loan A(f)(h)	0.00%	06/30/2025		895	894,923
Term Loan B (3 mo. USD LIBOR + 4.75%)(f)	9.51%	06/30/2025		9,362	9,362,390
Vue International Bidco PLC (United Kingdom)
Term Loan	9.77%	06/30/2027	EUR	344	318,052
Term Loan	4.35%	12/31/2027	EUR	1,751	1,167,713
					42,213,837

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20                    Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value
Lodging & Casinos–4.62%
Aimbridge Acquisition Co., Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	8.38%	02/02/2026		$2,248	$ 2,138,849
First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	9.34%	02/02/2026		1,959	1,867,812
B&B Hotels S.A.S. (France)
Second Lien Term Loan A-1 (3 mo. EURIBOR + 8.50%)	10.89%	07/31/2027	EUR	659	678,665
Term Loan B-4 (6 mo. EURIBOR + 5.50%)	7.89%	07/31/2026	EUR	697	733,414
Bally’s Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)	7.85%	10/02/2028		1,924	1,837,413
Caesars Entertainment, Inc., Term Loan B(d)	–	01/26/2030		3,601	3,600,305
Fertitta Entertainment LLC (Golden Nugget), Term Loan (1 mo. Term SOFR + 4.00%)	8.62%	01/31/2029		268	261,158
Flutter Financing B.V. (Stars Group), Term Loan B (1 mo. Term SOFR + 3.25%)	8.09%	07/04/2028		2,206	2,208,798
Four Seasons Holdings, Inc. (Canada), Term Loan (1 mo. Term SOFR + 3.25%)	7.97%	11/30/2029		447	449,759
GVC Finance LLC, First Lien Term Loan (1 mo. Term SOFR + 3.50%)	8.18%	10/31/2029		2,503	2,504,959
HotelBeds (United Kingdom)
Term Loan B (3 mo. EURIBOR + 4.25%)	6.71%	09/12/2025	EUR	2,860	2,842,852
Term Loan C (6 mo. EURIBOR + 4.50%)	6.96%	09/30/2027	EUR	1,879	1,854,283
Term Loan D (6 mo. EURIBOR + 5.50%)	7.75%	09/12/2027	EUR	6,960	6,995,854
Scientific Games Lottery, Term Loan B (3 mo. EURIBOR + 4.00%)	6.17%	01/31/2029	EUR	471	489,983
Travel + Leisure Co., Incremental Term Loan (1 mo. Term SOFR + 4.00%)	8.61%	12/14/2029		685	683,684
					29,147,788

Nonferrous Metals & Minerals–1.10%
American Rock Salt Co. LLC, Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)(f)	11.88%	06/11/2029		101	95,643
AZZ, Inc., Term Loan (1 mo. Term SOFR + 4.25%)	8.97%	05/13/2029		2,184	2,187,571
Corialis (United Kingdom), Term Loan B (1 mo. SONIA + 4.40%)	8.36%	07/06/2028	GBP	193	209,275
Covia Holdings Corp., Term Loan (3 mo. USD LIBOR + 4.00%)	8.78%	07/31/2026		786	778,683
Form Technologies LLC
First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	9.46%	07/19/2025		2,255	2,064,693
First Lien Term Loan (3 mo. USD LIBOR + 9.00%)(f)	13.96%	10/22/2025		1,064	862,053
SCIH Salt Holdings Inc. (Kissner Group), Incremental First Lien Term Loan B-1 (1 mo. USD LIBOR + 4.00%)	8.83%	03/16/2027		734	716,771
					6,914,689

Oil & Gas–3.79%
Brazos Delaware II LLC, First Lien Term Loan (d)	–	02/01/2030		2,005	1,995,457
Glass Mountain Pipeline Holdings LLC, Term Loan (3 mo. USD LIBOR + 4.50%)	9.14%	10/28/2027		172	145,281
Gulf Finance LLC, Term Loan (1 mo. USD LIBOR + 6.75%)	11.43%	08/25/2026		2,483	2,441,389
McDermott International Ltd.
LOC(h)	0.00%	06/30/2024		3,644	2,970,270
LOC (3 mo. USD LIBOR + 4.00%)(f)	4.75%	06/30/2024		1,620	1,133,733
PIK Term Loan, 3.00% PIK Rate, 5.63% Cash Rate(i)	3.00%	06/30/2025		859	570,270
Term Loan (1 mo. USD LIBOR + 3.00%)	7.63%	06/30/2024		159	96,874
Par Petroleum LLC and Par Petroleum Finance Corp. (Par Pacific), Term Loan B(d)	–	02/14/2030		2,315	2,290,423
Petroleum GEO-Services ASA (Norway)
Term Loan (3 mo. Term SOFR + 6.75%) (Acquired 05/23/2022; Cost $808,200)(f)(g)	11.33%	03/18/2024		808	820,323
Term Loan (1 mo. USD LIBOR + 7.50%) (Acquired 01/29/2021-02/09/2021; Cost $5,512,652)(g)	12.14%	03/19/2024		5,967	5,877,489
QuarterNorth Energy, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 8.00%) (Acquired 08/03/2021-10/14/2022; Cost $4,821,400)(g)	12.63%	08/27/2026		4,912	4,904,130
WhiteWater Whistler Holdings LLC, Term Loan B(d)	–	01/25/2030		620	619,709
					23,865,348

Publishing–3.65%
Cengage Learning, Inc., Term Loan B (6 mo. USD LIBOR + 4.75%)	9.88%	06/29/2026		4,426	4,196,299
Clear Channel Worldwide Holdings, Inc., Term Loan B (3 mo. USD LIBOR + 3.50%)	8.23%	08/21/2026		2,059	1,954,722
Dotdash Meredith, Inc., Term Loan B (1 mo. Term SOFR + 4.00%)(f)	8.67%	12/01/2028		5,817	5,147,846
Harbor Purchaser, Inc. (Houghton Mifflin Harcourt)
Second Lien Term Loan(f)	13.12%	04/08/2030		2,496	2,171,117
Term Loan B (1 mo. Term SOFR + 5.25%)	9.97%	04/09/2029		3,643	3,351,302
McGraw-Hill Education, Inc., Term Loan B (1 mo. USD LIBOR + 4.75%)	9.38%	07/30/2028		3,383	3,256,449

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21                    Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value
Publishing–(continued)
Micro Holding L.P., Term Loan (1 mo. USD LIBOR + 3.75%)	8.38%	09/13/2024		$2,945	$ 2,928,295
					23,006,030

Radio & Television–0.34%
Diamond Sports Holdings LLC, Second Lien Term Loan (1 mo. Term SOFR + 3.25%) (Acquired 03/01/2022; Cost $1,399,671)(g)	8.03%	08/24/2026		2,121	249,412
Gray Television, Inc.
Term Loan C (1 mo. USD LIBOR + 2.50%)	7.07%	01/02/2026		22	21,767
Term Loan D (1 mo. USD LIBOR + 3.00%)	7.57%	12/01/2028		176	174,362
Sinclair Television Group, Inc.
Term Loan B-2-B (1 mo. USD LIBOR + 2.50%)	7.14%	09/30/2026		202	196,258
Term Loan B-3 (1 mo. USD LIBOR + 3.00%)	7.64%	04/01/2028		1,182	1,141,264
Univision Communications, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	7.88%	05/05/2028		355	351,085
					2,134,148

Retailers (except Food & Drug)–2.70%
Bass Pro Group LLC, Term Loan B-2 (1 mo. USD LIBOR + 3.75%)	8.38%	03/06/2028		5,447	5,376,977
Kirk Beauty One GmbH (Germany)
Term Loan B-1 (6 mo. EURIBOR + 5.50%)	7.45%	04/08/2026	EUR	358	361,693
Term Loan B-2 (6 mo. EURIBOR + 5.50%)	7.45%	04/08/2026	EUR	206	208,289
Term Loan B-3 (3 mo. EURIBOR + 5.25%)	7.45%	04/08/2026	EUR	453	458,030
Term Loan B-4 (6 mo. EURIBOR + 5.50%)	7.45%	04/08/2026	EUR	632	638,815
Term Loan B-5 (6 mo. EURIBOR + 5.50%)	7.45%	04/08/2026	EUR	140	142,136
PetSmart LLC, Term Loan (1 mo. Term SOFR + 3.75%)	8.47%	02/11/2028		7,791	7,780,492
Savers, Inc., Term Loan (3 mo. USD LIBOR + 5.50%)	10.34%	04/26/2028		2,063	2,044,484
					17,010,916

Surface Transport–2.10%
American Trailer World Corp., First Lien Term Loan (1 mo. Term SOFR + 3.75%)	8.47%	03/03/2028		1,362	1,211,244
Carriage Purchaser, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	8.88%	09/30/2028		731	721,100
First Student Bidco, Inc.
Delayed Draw Term Loan (3 mo. Term SOFR + 4.00%)	8.68%	07/21/2028		221	215,345
Incremental Term Loan B (3 mo. Term SOFR + 4.00%)	8.68%	07/21/2028		3,174	3,100,960
Hertz Corp. (The), Term Loan B (1 mo. USD LIBOR + 3.25%)	7.89%	06/30/2028		88	87,079
Hurtigruten (Explorer II AS) (Norway)
Term Loan B (3 mo. EURIBOR + 4.00%) (Acquired 04/16/2021-05/25/2021; Cost $3,652,391)(g)	7.20%	02/24/2025	EUR	3,127	3,014,332
Term Loan C (3 mo. EURIBOR + 8.00%) (Acquired 10/05/2021; Cost $1,164,099)(g)	10.63%	06/16/2023	EUR	1,000	1,054,394
Novae LLC, Term Loan B (3 mo. Term SOFR + 5.00%)	9.70%	12/22/2028		584	506,441
PODS LLC, Term Loan(f)	8.68%	04/01/2028		1,803	1,793,680
STG - XPOI Opportunity, Term Loan B (1 mo. Term SOFR + 6.00%)	10.78%	04/30/2028		1,597	1,531,477
					13,236,052

Telecommunications–4.89%
Avaya, Inc.
DIP Term Loan(f)	1.00%	08/15/2023		350	364,268
DIP Term Loan(f)(h)	0.00%	08/15/2023		88	91,067
First Lien Term Loan (1 mo. USD LIBOR + 4.25%)(j)(k)	0.00%	12/15/2027		1,025	267,447
Term Loan B-2 (1 mo. USD LIBOR + 4.00%)(j)(k)	0.00%	12/15/2027		1,318	341,114
Cablevision Lightpath LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	7.84%	11/30/2027		1	154
CenturyLink, Inc.
Term Loan A(d)	–	01/31/2025		1,014	977,098
Term Loan B (1 mo. USD LIBOR + 2.25%)	6.88%	03/15/2027		3,008	2,509,154
Cincinnati Bell, Inc., Term Loan B-2 (1 mo. Term SOFR + 3.25%)	7.97%	11/22/2028		35	34,656
Crown Subsea Communications Holding, Inc.
Incremental Term Loan(d)	–	04/27/2027		1,158	1,141,328
Term Loan (1 mo. Term SOFR + 4.75%)	9.32%	04/27/2027		1,441	1,420,623
Intelsat Jackson Holdings S.A. (Luxembourg), Term Loan B (3 mo. Term SOFR + 4.25%)	9.08%	02/01/2029		2,327	2,304,158
Iridium Satellite LLC, Term Loan B (1 mo. USD LIBOR + 2.50%)	7.22%	11/04/2026		38	37,843

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22                    Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value
Telecommunications–(continued)
Level 3 Financing, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	6.38%	03/01/2027		$44	$ 40,474
MLN US HoldCo LLC (dba Mitel)
First Lien Term Loan (6 mo. USD LIBOR + 4.50%)	8.25%	11/30/2025		45	13,415
First Lien Term Loan (6 mo. Term SOFR + 6.70%)(f)	11.15%	11/01/2027		6,570	4,763,608
First Lien Term Loan (6 mo. Term SOFR + 9.25%)	13.70%	11/01/2027		2,583	1,975,966
Term Loan (6 mo. Term SOFR + 6.44%)	10.89%	11/01/2027		2,796	2,739,738
Telesat LLC, Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	7.58%	12/07/2026		4,253	2,299,637
U.S. Telepacific Corp., Term Loan (3 mo. Term SOFR + 1.15%)	7.25%	05/01/2026		3,275	1,048,096
Voyage Digital (NC) Ltd., Term Loan B (3 mo. Term SOFR + 4.50%)(f)	9.30%	05/10/2029		1,611	1,598,848
Windstream Services LLC, Term Loan (1 mo. Term SOFR + 6.25%)	10.97%	09/21/2027		3,880	3,493,371
Zayo Group LLC, Incremental Term Loan (1 mo. Term SOFR + 4.25%)	8.87%	03/09/2027		3,915	3,351,015
					30,813,078

Utilities–2.64%
Brookfield WEC Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	7.38%	08/01/2025		664	662,546
Eastern Power LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	8.48%	10/02/2025		2,145	1,957,735
Generation Bridge LLC
Term Loan B (3 mo. USD LIBOR + 5.00%)	9.73%	12/01/2028		1,248	1,246,973
Term Loan C (1 mo. USD LIBOR + 5.00%)	9.73%	12/01/2028		27	27,443
Granite Generation LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	8.38%	11/09/2026		2,141	2,056,275
Innio Group Holding GmbH, Term Loan B (3 mo. EURIBOR + 3.75%)	5.48%	10/31/2025	EUR	575	593,726
KAMC Holdings, Inc. (Franklin Energy Group), First Lien Term Loan B (3 mo. USD LIBOR + 4.00%)	8.95%	08/14/2026		811	709,843
Lightstone Holdco LLC
Term Loan B (1 mo. Term SOFR + 5.75%)	10.37%	02/01/2027		3,849	3,287,452
Term Loan C (1 mo. Term SOFR + 5.75%)	10.37%	02/01/2027		218	185,939
Nautilus Power LLC, Term Loan (3 mo. USD LIBOR + 4.25%) (Acquired 04/28/2017-09/29/2017; Cost $2,018,765)(g)	8.88%	05/16/2024		2,010	1,494,419
Pike Corp., Term Loan (1 mo. Term SOFR + 3.50%)	8.12%	01/21/2028		426	426,163
Talen Energy Supply LLC, Term Loan(d)	–	09/30/2024		2,033	2,443,872
Urbaser (Spain), Term Loan B (6 mo. EURIBOR + 4.18%)	6.55%	10/23/2028	EUR	1,175	1,237,547
USIC Holding, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 6.50%)	11.13%	05/14/2029		301	280,214
					16,610,147
Total Variable Rate Senior Loan Interests (Cost $916,345,845)					854,099,375

				Shares
Common Stocks & Other Equity Interests–10.40%(l)
Aerospace & Defense–0.49%
IAP Worldwide Services, Inc. (Acquired 07/18/2014-02/08/2019; Cost $593,748)(f)(g)				320	3,094,004
NAC Aviation 8 Ltd. (Acquired 06/01/2022; Cost $0)(f)(g)				57,567	0
					3,094,004

Automotive–0.01%
ThermaSys Corp. (Acquired 12/31/2018; Cost $618,347)(f)(g)				881,784	26,454

Building & Development–0.00%
Haya (Holdco2 PLC/Real Estate SAU) (Acquired 06/14/2022; Cost $0)(f)(g)				551	0
Lake at Las Vegas Joint Venture LLC, Class A (Acquired 07/15/2010; Cost $7,937,680)(f)(g)				780	0
Lake at Las Vegas Joint Venture LLC, Class B (Acquired 07/15/2010; Cost $93,970)(f)(g)				9	0
					0

Business Equipment & Services–1.11%
Checkout Holding Corp. (Acquired 02/15/2019; Cost $2,582,374)(g)				7,731	2,416
My Alarm Center LLC, Class A (Acquired 03/09/2021-12/03/2021; Cost $5,861,907)(f)(g)				44,397	6,992,561
					6,994,977

Containers & Glass Products–0.02%
Libbey Glass, Inc. (Acquired 11/13/2020-02/10/2022; Cost $52,821)(g)				12,972	111,883

Electronics & Electrical–0.00%
Riverbed Technology, Inc. (Acquired 12/06/2021; Cost $511,327)(f)(g)				30,527	7,784

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23                    Invesco Senior Income Trust

	Shares	Value
Financial Intermediaries–0.02%
RJO Holdings Corp.(f)	1,481	$ 71,114
RJO Holdings Corp., Class A(f)	1,142	54,829
RJO Holdings Corp., Class B(f)	1,667	17
		125,960

Health Care–0.01%
Envigo RMS Holding Corp. (Acquired 04/29/2014; Cost $0)(f)(g)	5,797	41,304

Industrial Equipment–0.05%
North American Lifting Holdings, Inc.	44,777	341,425

Leisure Goods, Activities & Movies–1.73%
Crown Finance US, Inc., Wts., expiring 11/23/2025 (Acquired 12/09/2020; Cost $0)(g)(j)	240,479	0
USF S&H Holdco LLC (Acquired 12/02/2019; Cost $7,100,293)(f)(g)(m)	9,844	10,904,070
Vue International Bidco PLC(f)	1,751,232	0
		10,904,070

Lodging & Casinos–0.44%
Bally’s Corp.(n)	120,357	2,377,051
Caesars Entertainment, Inc.(n)	7,110	360,903
		2,737,954

Oil & Gas–5.55%
Aquadrill LLC (Acquired 05/27/2021; Cost $2,487,781)(g)	80,251	4,520,820
HGIM Corp. (Acquired 07/02/2018-08/31/2021; Cost $965,010)(f)(g)	10,815	243,337
HGIM Corp., Wts., expiring 07/02/2043 (Acquired 07/02/2018; Cost $611,987)(f)(g)	6,859	154,327
McDermott International Ltd.(n)	352,986	137,488
McDermott International Ltd.(f)	1,066,050	415,226
NexTier Oilfield Solutions, Inc.(n)	42,011	383,560
Noble Corp. PLC(n)	1,375	57,324
QuarterNorth Energy, Inc. (Acquired 06/02/2021-10/29/2021; Cost $5,330,221)(f)(g)	128,436	25,621,698
QuarterNorth Energy, Inc., Wts., expiring 08/27/2029 (Acquired 08/27/2021; Cost $203,130)(f)(g)	22,570	753,838
QuarterNorth Energy, Inc., Wts., expiring 08/27/2029 (Acquired 08/27/2021; Cost $260,808)(f)(g)	43,468	437,723
Samson Investment Co., Class A (Acquired 03/01/2017; Cost $3,094,069)(f)(g)	132,022	82,514
Southcross Energy Partners L.P. (Acquired 07/29/2014-10/29/2020; Cost $672,435)(f)(g)	64,960	487
Transocean Ltd.(n)	208,610	1,458,184
Tribune Resources LLC (Acquired 04/03/2018; Cost $1,719,591)(g)	337,847	707,452
Tribune Resources LLC, Wts., expiring 04/03/2023 (Acquired 04/03/2018; Cost $7,239)(f)(g)	87,471	2,187
		34,976,165

Radio & Television–0.19%
iHeartMedia, Inc., Class A(n)	166,688	1,210,155
iHeartMedia, Inc., Class B(f)	42	304
		1,210,459

Retailers (except Food & Drug)–0.05%
Claire’s Stores, Inc. (Acquired 10/12/2018; Cost $626,636)(g)	390	193,375
Toys ’R’ Us-Delaware, Inc.(f)	15	36,297
Vivarte S.A.S.(f)	233,415	109,725
		339,397

Surface Transport–0.08%
Commercial Barge Line Co. (Acquired 02/15/2018-02/06/2020; Cost $670,459)(g)	8,057	237,681
Commercial Barge Line Co., Series A, Wts., expiring 08/18/2030 (Acquired 02/03/2023; Cost $0)(g)	31,515	14,773
Commercial Barge Line Co., Series B, Wts., expiring 04/30/2045 (Acquired 02/03/2023; Cost $0)(g)	27,709	17,318

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

24                    Invesco Senior Income Trust

			Shares		Value
Surface Transport–(continued)
Commercial Barge Line Co., Wts., expiring 04/27/2045 (Acquired 02/15/2018-02/06/2020; Cost $704,842)(g)				8,470	$ 249,865
					519,637

Utilities–0.65%
Vistra Corp.				164,114	3,608,867
Vistra Operations Co. LLC, Rts., expiring 12/31/2046				383,614	473,188
					4,082,055
Total Common Stocks & Other Equity Interests (Cost $62,161,969)					65,513,528

	Interest Rate	Maturity Date	Principal Amount (000)(a)
Non-U.S. Dollar Denominated Bonds & Notes–3.66%(o)
Automotive–0.31%
Cabonline Group Holding AB (Sweden) (3 mo. STIBOR + 9.50%)(p)(q)	12.37%	04/19/2026	SEK	18,750	1,647,879
Leather 2 S.p.A. (Italy) (3 mo. EURIBOR + 4.50%)(p)(q)	6.70%	09/30/2028	EUR	362	307,974
					1,955,853

Building & Development–0.10%
APCOA Parking Holdings GmbH (Germany) (3 mo. EURIBOR + 5.00%)(p)(q)	7.29%	01/15/2027	EUR	450	465,946
Haya (Holdco2 PLC/Real Estate SAU) (Spain) (Acquired 06/14/2022; Cost $332,763)(g)	10.95%	11/30/2025	EUR	454	188,619
					654,565

Business Equipment & Services–0.21%
Paganini Bidco S.p.A. (Italy) (3 mo. EURIBOR + 4.25%)(p)(q)	6.73%	10/30/2028	EUR	1,286	1,334,698

Cable & Satellite Television–0.23%
Altice Financing S.A. (Luxembourg)(p)	3.00%	01/15/2028	EUR	423	357,466
Altice Finco S.A. (Luxembourg)(p)	4.75%	01/15/2028	EUR	1,292	1,060,387
					1,417,853

Chemicals & Plastics–0.10%
Herens Midco S.a.r.l. (Luxembourg)(p)	5.25%	05/15/2029	EUR	887	648,516

Electronics & Electrical–0.39%
Castor SpA (Italy)	6.25%	02/15/2029	EUR	1,258	1,296,430
Nobel Bidco B.V. (Netherlands)(p)	3.13%	06/15/2028	EUR	1,564	1,162,573
					2,459,003

Financial Intermediaries–1.23%
AnaCap Financial Europe S.A. SICAV-RAIF (Italy) (3 mo. EURIBOR + 5.00%)(p)(q)	7.48%	08/01/2024	EUR	2,617	2,310,117
Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 6.25%)(p)(q)	8.73%	05/01/2026	EUR	1,168	1,089,802
Garfunkelux Holdco 3 S.A. (Luxembourg)(p)	6.75%	11/01/2025	EUR	1,523	1,326,122
Kane Bidco Ltd. (United Kingdom)(p)	5.00%	02/15/2027	EUR	267	263,888
Kane Bidco Ltd. (United Kingdom)(p)	6.50%	02/15/2027	GBP	334	366,767
Sherwood Financing PLC (United Kingdom)(p)	4.50%	11/15/2026	EUR	371	346,176
Sherwood Financing PLC (United Kingdom)(p)	6.00%	11/15/2026	GBP	375	376,191
Sherwood Financing PLC (United Kingdom) (3 mo. EURIBOR + 4.63%)(p)(q)	7.28%	11/15/2027	EUR	1,652	1,664,104
					7,743,167

Home Furnishings–0.34%
Ideal Standard International S.A. (Belgium)(p)	6.38%	07/30/2026	EUR	529	316,077
Very Group Funding PLC (The) (United Kingdom)(p)	6.50%	08/01/2026	GBP	1,844	1,788,307
					2,104,384

Industrial Equipment–0.06%
Summer (BC) Holdco A S.a.r.l. (Luxembourg)(p)	9.25%	10/31/2027	EUR	451	397,045

Leisure Goods, Activities & Movies–0.12%
Deuce Finco PLC (United Kingdom) (3 mo. EURIBOR + 4.75%)(p)(q)	6.80%	06/15/2027	EUR	372	372,859
Deuce Finco PLC (United Kingdom)(p)	5.50%	06/15/2027	GBP	372	380,030
					752,889

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

25                    Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value
Retailers (except Food & Drug)–0.39%
Douglas GmbH (Germany)(p)	6.00%	04/08/2026	EUR	1,377	$1,284,948
Kirk Beauty SUN GmbH (Germany)(i)(p)	8.25%	10/01/2026	EUR	1,448	1,169,792
					2,454,740

Surface Transport–0.18%
Zenith Finco PLC (United Kingdom)(p)	6.50%	06/30/2027	GBP	1,203	1,148,615
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $29,491,274)					23,071,328

U.S. Dollar Denominated Bonds & Notes–3.10%
Aerospace & Defense–0.48%
Maxar Technologies, Inc. (p)	7.75%	06/15/2027		$767	802,731
Rand Parent LLC(p)	8.50%	02/15/2030		1,372	1,318,835
Spirit AeroSystems, Inc.(p)	9.38%	11/30/2029		870	920,025
					3,041,591

Air Transport–0.06%
Mesa Airlines, Inc., Class B (Acquired 11/25/2015; Cost $373,796)(f)(g)	5.75%	07/15/2025		374	362,171

Building & Development–0.49%
APCOA Parking Holdings GmbH (Germany) (p)	4.63%	01/15/2027	EUR	291	265,931
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC (Acquired 10/13/2020-11/19/2020; Cost $1,189,839)(g)(p)	5.75%	05/15/2026		1,287	1,186,221
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC (Acquired 09/22/2021-12/17/2021; Cost $1,911,212)(g)(p)	4.50%	04/01/2027		1,918	1,645,462
					3,097,614

Cable & Satellite Television–0.66%
Altice Financing S.A. (Luxembourg)(p)	5.75%	08/15/2029		29	23,748
Altice Financing S.A. (Luxembourg)(p)	5.00%	01/15/2028		1,763	1,464,665
Altice France Holding S.A. (Luxembourg)(p)	8.00%	05/15/2027	EUR	962	812,141
Altice France S.A. (France)(p)	5.50%	01/15/2028		594	489,878
Altice France S.A. (France)(p)	5.50%	10/15/2029		679	532,121
Virgin Media Secured Finance PLC (United Kingdom)(p)	4.50%	08/15/2030		1,020	840,615
					4,163,168

Food Products–0.05%
Teasdale Foods, Inc. (Acquired 12/18/2020-12/30/2022; Cost $1,996,003)(e)(f)(g)	16.25%	06/18/2026		1,996	329,341

Food Service–0.13%
eG Global Finance PLC (United Kingdom)(p)	6.75%	02/07/2025		671	606,383
WW International, Inc.(p)	4.50%	04/15/2029		440	224,899
					831,282

Health Care–0.06%
Global Medical Response, Inc.(p)	6.50%	10/01/2025		495	371,804

Industrial Equipment–0.03%
Chart Industries, Inc.(p)	7.50%	01/01/2030		182	184,957

Lodging & Casinos–0.07%
Caesars Entertainment, Inc.(p)	7.00%	02/15/2030		432	435,748

Publishing–0.46%
McGraw-Hill Education, Inc.(p)	5.75%	08/01/2028		3,329	2,918,559

Radio & Television–0.11%
Diamond Sports Group LLC/Diamond Sports Finance Co. (Acquired 10/14/2020-01/28/2021; Cost $1,049,860)(g)(p)	5.38%	08/15/2026		1,339	151,910
iHeartCommunications, Inc.(p)	4.75%	01/15/2028		322	271,068
Univision Communications, Inc.(p)	7.38%	06/30/2030		257	244,005
					666,983

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

26                    Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Retailers (except Food & Drug)–0.29%
Evergreen Acqco 1 L.P./TVI, Inc.(p)	9.75%	04/26/2028	$1,829	$1,810,975

Telecommunications–0.21%
Windstream Escrow LLC/Windstream Escrow Finance Corp.(p)	7.75%	08/15/2028	1,635	1,338,059

Total U.S. Dollar Denominated Bonds & Notes (Cost $24,041,098)				19,552,252

			Shares
Preferred Stocks–0.77%(l)
Automotive–0.00%
ThermaSys Corp., Series A, Pfd. (Acquired 12/31/2018; Cost $196,600)(f)(g)			187,840	5,635

Electronics & Electrical–0.00%
Riverbed Technology, Inc., Pfd. (Acquired 12/06/2021; Cost $0)(f)(g)			46,998	11,984

Riverbed Technology, Inc., Pfd.(f)			13,234	3,375

				15,359

Financial Intermediaries–0.02%
RJO Holdings Corp., Series A-2, Pfd.(f)			325	115,829

Oil & Gas–0.10%
McDermott International Ltd., Pfd.(f)			915	594,546

Southcross Energy Partners L.P., Series A, Pfd. (Acquired 05/07/2019-08/23/2019; Cost $258,485)(f)(g)			258,709	14,229

				608,775

Surface Transport–0.65%
Commercial Barge Line Co., Series A, Pfd. (Acquired 02/15/2018-02/06/2020; Cost $1,496,920)(g)			29,979	644,549

Commercial Barge Line Co., Series A, Pfd., Wts., expiring 04/27/2045 (Acquired 02/15/2018-02/06/2020; Cost $1,573,543)(g)			31,515	677,572

Commercial Barge Line Co., Series B, Pfd. (Acquired 02/05/2020-10/27/2020; Cost $918,945)(g)			39,456	1,617,696

Commercial Barge Line Co., Series B, Pfd., Wts., expiring 04/27/2045 (Acquired 02/05/2020-10/27/2020; Cost $645,351)(g)			27,709	1,136,069

				4,075,886

Total Preferred Stocks (Cost $5,486,863)				4,821,484

	Interest Rate	Maturity Date	Principal Amount (000)
Municipal Obligations–0.54%
Arizona–0.54%
Arizona (State of) Industrial Development Authority, (NewLife Forest Restoration, LLC), Series 2022, RB (Acquired 02/22/2022; Cost $3,751,952) (Cost $1,551,702)(g)(p)	0.00%	01/01/2028	$4,109	3,422,830

			Shares
Money Market Funds–1.27%
Invesco Government & Agency Portfolio, Institutional Class, 4.51%(m)(r)			2,807,159	2,807,159

Invesco Liquid Assets Portfolio, Institutional Class, 4.64%(m)(r)			2,004,635	2,005,036

Invesco Treasury Portfolio, Institutional Class, 4.50%(m)(r)			3,208,182	3,208,182

Total Money Market Funds (Cost $8,020,426)				8,020,377

TOTAL INVESTMENTS IN SECURITIES(s)-155.24% (Cost $1,047,099,177)				978,501,174

BORROWINGS–(31.89)%				(201,000,000)

VARIABLE RATE TERM PREFERRED SHARES–(15.82)%				(99,730,471)

OTHER ASSETS LESS LIABILITIES–(7.53)%				(47,443,821)

NET ASSETS APPLICABLE TO COMMON SHARES–100.00%				$630,326,882

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

27                    Invesco Senior Income Trust

Investment Abbreviations:

DIP	– Debtor-in-Possession
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
Pfd.	– Preferred
PIK	– Pay-in-Kind
RB	– Revenue Bonds
Rts.	– Rights
SEK	– Swedish Krona
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Index Average
STIBOR	– Stockholm Interbank Offered Rate
USD	– U.S. Dollar
Wts.	– Warrants
Notes to Consolidated Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)
Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)
Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Trust’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	This variable rate interest will settle after February 28, 2023, at which time the interest rate will be determined.
(e)	Acquired through direct lending. Direct loans may be subject to liquidity and interest rate risk and certain direct loans may be deemed illiquid.
(f)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(g)	Restricted security. The aggregate value of these securities at February 28, 2023 was $119,205,446, which represented 18.91% of the Trust’s Net Assets.
(h)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 7.
(i)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(j)	The borrower has filed for protection in federal bankruptcy court.
(k)
Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2023 was $5,651,940, which represented less than 1% of the Trust’s Net Assets.

(l)	Securities acquired through the restructuring of senior loans.
(m)
Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or is an “affiliated person” under the Investment Company Act of 1940, as amended (the “1940 Act”), which defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. For the Investments in Other Affiliates below, the Trust has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Trust’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2023.

	Value February 28, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value February 28, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$11,834,620	$90,417,135	$(99,444,596)	$-	$-	$2,807,159	$29,345
Invesco Liquid Assets Portfolio, Institutional Class	8,453,573	64,583,667	(71,032,514)	(7)	317	2,005,036	21,753
Invesco Treasury Portfolio, Institutional Class	13,525,280	103,333,868	(113,650,966)	-	-	3,208,182	31,757
Investments in Other Affiliates:
USF S&H Holdco LLC	8,923,516	-	-	1,980,554	-	10,904,070	-
Total	$42,736,989	$258,334,670	$(284,128,076)	$1,980,547	$317	$18,924,447	$82,855

(n)	Non-income producing security.
(o)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(p)
Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2023 was $43,869,849, which represented 6.96% of the Trust’s Net Assets.

(q)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2023.
(r)	The rate shown is the 7-day SEC standardized yield as of February 28, 2023.
(s)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust’s use of leverage.
The aggregate value of securities considered illiquid at February 28, 2023 was $421,798,750 which represented 66.92% of the Trust’s Net Assets.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

28                    Invesco Senior Income Trust

Open Forward Foreign Currency Contracts

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive

Currency Risk

03/31/2023	Bank of America, N.A	SEK	174,052	USD	16,763	$111

04/28/2023	Barclays Bank PLC	EUR	1,061,842	USD	1,137,016	10,150

04/28/2023	Barclays Bank PLC	GBP	3,527,061	USD	4,274,055	27,060

03/31/2023	BNP Paribas S.A.	EUR	23,522,511	USD	25,695,751	772,780

03/31/2023	BNP Paribas S.A.	GBP	4,065,883	USD	5,018,785	125,563

04/28/2023	BNP Paribas S.A.	EUR	22,829,217	USD	24,406,394	179,193

04/28/2023	Canadian Imperial Bank of Commerce	GBP	3,580,501	USD	4,345,173	33,830

03/31/2023	JP Morgan Chase Bank	EUR	2,162,513	USD	2,325,720	34,457

03/31/2023	JP Morgan Chase Bank	GBP	128,082	USD	157,740	3,595

03/31/2023	JP Morgan Chase Bank	SEK	179,519	USD	17,447	272

03/31/2023	Morgan Stanley Bank, N.A.	EUR	24,128,913	USD	26,383,990	818,513

03/31/2023	Morgan Stanley Bank, N.A.	GBP	129,609	USD	157,742	1,760

03/31/2023	Morgan Stanley Bank, N.A.	USD	98,996	GBP	82,293	42

04/28/2023	Morgan Stanley Bank, N.A.	EUR	22,783,859	USD	24,361,516	182,450

04/28/2023	Morgan Stanley Bank, N.A.	SEK	17,176,181	USD	1,668,088	22,259

03/31/2023	Royal Bank of Canada	EUR	23,878,913	USD	26,094,589	793,997

03/31/2023	Royal Bank of Canada	GBP	4,005,198	USD	4,931,920	111,732

04/28/2023	Royal Bank of Canada	EUR	22,829,216	USD	24,425,024	197,824

03/31/2023	State Street Bank & Trust Co.	EUR	260,967	USD	285,239	8,735

03/31/2023	State Street Bank & Trust Co.	SEK	17,298,033	USD	1,694,828	39,858

03/31/2023	Toronto Dominion Bank	GBP	4,065,883	USD	5,016,947	123,726

04/28/2023	Toronto Dominion Bank	GBP	3,580,501	USD	4,350,343	39,000

03/31/2023	UBS	EUR	812,561	USD	873,922	12,983

Subtotal–Appreciation						3,539,890

Currency Risk

03/31/2023	Barclays Bank PLC	USD	1,910,040	EUR	1,785,593	(18,138)

03/31/2023	Barclays Bank PLC	USD	4,242,059	GBP	3,502,699	(26,620)

03/31/2023	BNP Paribas S.A.	USD	24,367,013	EUR	22,829,217	(178,613)

03/31/2023	Canadian Imperial Bank of Commerce	USD	4,312,662	GBP	3,555,770	(33,352)

04/28/2023	Deutsche Bank AG	USD	1,007,481	EUR	942,083	(7,708)

04/28/2023	JP Morgan Chase Bank	USD	1,066,258	EUR	1,000,000	(5,022)

03/31/2023	Morgan Stanley Bank, N.A.	GBP	185,291	USD	222,828	(167)

03/31/2023	Morgan Stanley Bank, N.A.	USD	24,006,455	EUR	22,488,482	(179,075)

03/31/2023	Morgan Stanley Bank, N.A.	USD	1,738,735	GBP	1,408,176	(44,019)

03/31/2023	Morgan Stanley Bank, N.A.	USD	1,659,387	SEK	17,112,350	(22,182)

03/31/2023	Royal Bank of Canada	USD	27,658,401	EUR	25,829,216	(291,389)

03/31/2023	Royal Bank of Canada	USD	588,119	GBP	475,238	(16,178)

03/31/2023	Toronto Dominion Bank	USD	4,317,793	GBP	3,555,770	(38,483)

03/31/2023	Toronto Dominion Bank	USD	52,502	SEK	539,254	(910)

03/31/2023	UBS	USD	1,976,469	EUR	1,833,869	(33,417)

Subtotal–Depreciation						(895,273)

Total Forward Foreign Currency Contracts						$2,644,617

Abbreviations:
EUR -Euro
GBP -British Pound Sterling
SEK -Swedish Krona
USD -U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

29                    Invesco Senior Income Trust

Consolidated Statement of Assets and Liabilities
February 28, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $1,031,978,458)	$959,576,727

Investments in affiliates, at value (Cost $15,120,719)	18,924,447

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	3,539,890

Cash	4,634,274

Foreign currencies, at value (Cost $279,830)	279,065

Receivable for:
Investments sold	23,676,523

Dividends	15,110

Interest	13,040,935

Investments matured, at value (Cost $16,044,928)	689,957

Investment for trustee deferred compensation and retirement plans	28,931

Other assets	306,123

Total assets	1,024,711,982

Liabilities:
Variable rate demand preferred shares, at liquidation preference ($0.01 par value, 1,000 shares issued with liquidation preference of $100,000 per share)	99,730,471

Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	895,273

Payable for:
Borrowings	201,000,000

Investments purchased	49,455,591

Dividends	482,405

Accrued fees to affiliates	218,361

Accrued interest expense	1,668,668

Accrued trustees’ and officers’ fees and benefits	1,775

Accrued other operating expenses	551,310

Trustee deferred compensation and retirement plans	28,931

Unfunded loan commitments	40,352,315

Total liabilities	394,385,100

Net assets applicable to common shares	$630,326,882

Net assets applicable to common shares consist of:
Shares of beneficial interest – common shares	$879,308,955

Distributable earnings (loss)	(248,982,073)

$630,326,882

Common shares outstanding, no par value, with an unlimited number of common shares authorized:
Common shares outstanding	153,030,736

Net asset value per common share	$4.12

Market value per common share	$3.95

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

30                    Invesco Senior Income Trust

Consolidated Statement of Operations
For the year ended February 28, 2023

Investment income:

Interest	$80,494,795

Dividends	1,808,391

Dividends from affiliates	82,855

Other income	238,822

Total investment income	82,624,863

Expenses:
Advisory fees	8,199,226

Administrative services fees	1,971,139

Custodian fees	180,227

Interest, facilities and maintenance fees	12,415,288

Transfer agent fees	21,510

Trustees’ and officers’ fees and benefits	20,178

Registration and filing fees	133,328

Reports to shareholders	56,983

Professional services fees	315,610

Other	68,490

Total expenses	23,381,979

Less: Fees waived	(6,602)

Net expenses	23,375,377

Net investment income	59,249,486

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(21,849,336)

Affiliated investment securities	317

Foreign currencies	853,760

Forward foreign currency contracts	9,647,185

(11,348,074)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(50,341,863)

Affiliated investment securities	1,980,547

Foreign currencies	(661,370)

Forward foreign currency contracts	1,776,956

(47,245,730)

Net realized and unrealized gain (loss)	(58,593,804)

Net increase in net assets resulting from operations applicable to common shares	$655,682

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

31                    Invesco Senior Income Trust

Consolidated Statement of Changes in Net Assets
For the years ended February 28, 2023 and 2022

	2023	2022

Operations:
Net investment income	$59,249,486	$39,400,565

Net realized gain (loss)	(11,348,074)	(4,341,207)

Change in net unrealized appreciation (depreciation)	(47,245,730)	14,316,569

Net increase in net assets resulting from operations applicable to common shares	655,682	49,375,927

Distributions to common shareholders from distributable earnings	(68,779,582)	(47,852,711)

Return of capital applicable to common shares	(2,823,500)	–

Total distributions	(71,603,082)	(47,852,711)

Net increase (decrease) in common shares of beneficial interest	–	(45,812)

Net increase (decrease) in net assets applicable to common shares	(70,947,400)	1,477,404

Net assets applicable to common shares:
Beginning of year	701,274,282	699,796,878

End of year	$630,326,882	$701,274,282

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

32                    Invesco Senior Income Trust

Consolidated Statement of Cash Flows
For the year ended February 28, 2023

Cash provided by operating activities:

Net increase in net assets resulting from operations applicable to common shares	$655,682

Adjustments to reconcile the change in net assets applicable to common shares from operations to net cash provided by operating activities:
Purchases of investments	(525,974,100)

Proceeds from sales of investments	523,186,988

Proceeds from sales of short-term investments, net	(11,451,181)

Accretion of discount on investment securities	(4,994,149)

Net realized loss from investment securities	21,849,336

Net change in unrealized depreciation on investment securities	48,361,309

Net change in unrealized appreciation of forward foreign currency contracts	(1,776,956)

Change in operating assets and liabilities:

Increase in receivables and other assets	(3,562,233)

Increase in accrued expenses and other payables	1,753,490

Net cash provided by operating activities	48,048,186

Cash provided by (used in) financing activities:
Dividends paid to common shareholders from distributable earnings	(68,367,054)

Return of capital	(2,823,500)

Decrease in payable for amount due custodian	(3,423,679)

Proceeds from borrowings	113,000,000

Repayment of borrowings	(118,000,000)

Net cash provided by (used in) financing activities	(79,614,233)

Net decrease in cash and cash equivalents	(31,566,047)

Cash and cash equivalents at beginning of period	44,499,763

Cash and cash equivalents at end of period	$12,933,716

Supplemental disclosure of cash flow information:
Cash paid during the period for taxes	$16,919

Cash paid during the period for interest, facilities and maintenance fees	$11,053,230

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

33                    Invesco Senior Income Trust

Consolidated Financial Highlights
The following schedule presents financial highlights for a share of the Trust outstanding throughout the periods indicated.

	Years Ended February 28,			Year Ended February 29,	Year Ended February 28,
	2023	2022	2021	2020	2019

Net asset value per common share, beginning of period	$4.58	$4.57	$4.61	$ 4.79	$ 4.91

Net investment income(a)	0.39	0.26	0.21	0.26	0.23

Net gains (losses) on securities (both realized and unrealized)	(0.38)	0.06	0.01	(0.17)	(0.09)

Total from investment operations	0.01	0.32	0.22	0.09	0.14

Less:
Dividends paid to common shareholders from net investment income	(0.45)	(0.31)	(0.22)	(0.27)	(0.26)

Return of capital	(0.02)	–	(0.04)	–	–

Total distributions	(0.47)	(0.31)	(0.26)	(0.27)	(0.26)

Net asset value per common share, end of period	$4.12	$4.58	$4.57	$ 4.61	$ 4.79

Market value per common share, end of period	$3.95	$4.36	$4.17	$ 4.03	$ 4.24

Total return at net asset value(b)	1.44%	7.62%	6.49%	2.65%	3.83%

Total return at market value(c)	2.20%	12.30%	11.16%	1.38%	2.57%

Net assets applicable to common shares, end of period (000’s omitted)	$630,327	$701,274	$699,797	$706,131	$862,231

Portfolio turnover rate(d)	38%	86%	71%	63%	45%

Ratios/supplemental data based on average net assets applicable to common shares outstanding:
Ratio of expenses:

With fee waivers and/or expense reimbursements	3.57%	2.13%	2.39%	3.17%	3.08%

With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.67%	1.53%	1.65%	1.66%	1.62%

Without fee waivers and/or expense reimbursements	3.57%	2.13%	2.39%	3.17%	3.08%

Ratio of net investment income to average net assets	9.05%	5.55%	5.07%	5.54%	4.84%

Senior securities:
Total amount of preferred shares outstanding (000’s omitted)	$100,000	$100,000	$100,000	$125,000	$125,000

Asset coverage per $1,000 unit of senior indebtedness(e)	$4,633	$4,890	$5,506	$ 4,323	$ 4,611

Total borrowings (000’s omitted)	$201,000	$206,000	$177,500	$250,000	$273,250

Asset coverage per preferred share(f)	$730,327	$801,274	$799,797	$664,905	$789,785

Liquidating preference per preferred share	$100,000	$100,000	$100,000	$100,000	$100,000

(a)	Calculated using average units outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)
Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.

(d)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests and is not annualized for periods less than one year, if applicable.
(e)
Calculated by subtracting the Trust’s total liabilities (not including preferred shares, at liquidation value and borrowings) from the Trust’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(f)
Calculated by subtracting the Trust’s total liabilities (not including preferred shares, at liquidation value) from the Trust’s total assets and dividing this by the total number of preferred shares outstanding.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

34                    Invesco Senior Income Trust

Notes to Consolidated Financial Statements
February 28, 2023
NOTE 1–Significant Accounting Policies
Invesco Senior Income Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act"), as a diversified, closed-end management investment company.
The Trust may participate in direct lending opportunities through its indirect investment in the Invesco Senior Income Loan Origination LLC (the “LLC”), a Delaware limited liability company. The Trust owns all beneficial and economic interests in the Invesco Senior Income Loan Origination Trust, a Massachusetts Business Trust (the “Loan Origination Trust”), which in turn owns all beneficial and economic interests in the LLC. Effective April 27, 2021, the Trust may invest up to 60% of its total net assets in the Loan Origination Trust. Prior to April 27, 2021, the Trust could invest up to 25% of its total net assets in the Loan Origination Trust. The accompanying consolidated financial statements reflect the financial position of the Trust and its Loan Origination Trust and the results of operations on a consolidated basis.
The Trust’s investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objectives by investing primarily in a portfolio of interests in floating or variable senior loans to corporations, partnerships, and other entities which operate in a variety of industries and geographic regions. The Trust borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Trust’s volatility.
The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Trust in the preparation of its consolidated financial statements.
A.
Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share, whereas securities of investment companies that are exchange-traded will be valued at the last trade price or official closing price on the exchange where they primarily trade.
Fixed income securities (including convertible debt securities) normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a trust may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable in the Adviser’s judgment, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the agreed upon degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable in the Adviser’s judgment, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Trust may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/ or liquidity of certain Trust investments.

35                    Invesco Senior Income Trust

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments
The price the Trust could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Trust securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Trust could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.
C.
Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.
Distributions – The Trust has adopted a Managed Distribution Plan (the “Plan”) whereby the Trust will pay a monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.021 per share. Effective February 1, 2023, the Trust will pay a monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.039 per share. The Plan is intended to provide shareholders with a consistent, but not guaranteed, periodic cash payment from the Trust, regardless of when or whether income is earned or capital gains are realized. If sufficient income is not available for a monthly distribution, the Trust will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution level under the Plan. The Plan may be amended or terminated at any time by the Board.

E.
Federal Income Taxes – The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Trust recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Trust’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, rating and bank agent fees, administrative expenses and other expenses associated with establishing and maintaining the line of credit and Variable Rate Demand Preferred Shares (“VRDP Shares”). In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.

G.
Accounting Estimates –The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the LLC’s organizational documents, each member of the LLC and certain affiliated persons, is indemnified against certain liabilities that may arise out of the performance of their duties to the Trust and/or LLC. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements, that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.
Cash and Cash Equivalents – For the purposes of the Consolidated Statement of Cash Flows, the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

J.
Securities Purchased on a When-Issued and Delayed Delivery Basis – The Trust may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date

36                    Invesco Senior Income Trust

purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
K.
Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Trust may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Trust invests and are shown in the Consolidated Statement of Operations.
L.
Forward Foreign Currency Contracts – The Trust may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Trust may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Trust may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Trust owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.
M.
Industry Focus – To the extent that the Trust invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Trust’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

N.
Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Trust’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Trust. As a result, the Trust may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk that an entity with which the Trust has unsettled or open transactions may fail to or be unable to perform on its commitments. The Trust seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

O.
LIBOR Risk - The Trust may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. Although the publication of most LIBOR rates ceased at the end of 2021, a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Trust and the instruments in which the Trust invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Trust invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Trust could result in losses to the Trust.
P.
Leverage Risk – The Trust may utilize leverage to seek to enhance the yield of the Trust by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Trust’s leverage strategy will be successful.

Q.
Other Risks – The Trust may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments. The Trust invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Trust in a corporate loan may take the form of participation interests or assignments. If the Trust purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Trust would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Trust’s rights against the Borrower but also for the receipt and processing of payments due to the Trust under the corporate loans. As such, the Trust is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Trust and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Trust’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Trust’s portfolio turnover rate and transaction costs.

37                    Invesco Senior Income Trust

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Trust’s operations, universe of potential investment options, and return potential.
In making a loan directly to the borrower (“direct loan”), the Trust is exposed to the credit risk that the borrower may default or become insolvent and, consequently, that the Trust will lose money on the loan. Furthermore, direct loans may subject the Trust to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Trust to dispose of a direct loan and/or to value the direct loan. When engaging in direct lending, the Trust’s performance may depend, in part, on the ability of the Trust to originate loans on advantageous terms. In originating and purchasing loans, the Trust will compete with a broad spectrum of lenders. Increased competition for, or a decrease in the available supply of, qualifying loans could result in lower yields on such loans, which could adversely affect Trust performance.
R.
COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Trust’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Trust accrues daily and pays monthly an annual fee of 0.85% based on the average daily managed assets of the Trust. Managed assets for this purpose means the Trust’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Trust’s consolidated financial statements for purposes of GAAP.)
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Trust, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Trust based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Trust in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Trust of uninvested cash in such affiliated money market funds.
For the year ended February 28, 2023, the Adviser waived advisory fees of $6,602.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. For the year ended February 28, 2023, expenses incurred under this agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Trust. Pursuant to a custody agreement with the Trust, SSB also serves as the Trust’s custodian.
Certain officers and trustees of the Trust are officers and directors of Invesco.
NOTE 3–Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of February 28, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Variable Rate Senior Loan Interests	$–	$444,566,231	$409,533,144	$854,099,375
Common Stocks & Other Equity Interests	9,593,532	6,870,196	49,049,800	65,513,528
Non-U.S. Dollar Denominated Bonds & Notes	–	23,071,328	–	23,071,328
U.S. Dollar Denominated Bonds & Notes	–	18,860,740	691,512	19,552,252
Preferred Stocks	–	4,075,886	745,598	4,821,484
Municipal Obligations	–	3,422,830	–	3,422,830
Money Market Funds	8,020,377	–	–	8,020,377
Total Investments in Securities	17,613,909	500,867,211	460,020,054	978,501,174

38                    Invesco Senior Income Trust

	Level 1	Level 2	Level 3	Total

Other Investments - Assets*

Investments Matured	$–	$192,582	$497,375	$689,957

Forward Foreign Currency Contracts	–	3,539,890	–	3,539,890

	–	3,732,472	497,375	4,229,847

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(895,273)	–	(895,273)

Total Other Investments	–	2,837,199	497,375	3,334,574

Total Investments	$17,613,909	$503,704,410	$460,517,429	$981,835,748

*	Forward foreign currency contracts are valued at unrealized appreciation (depreciation). Investments matured are shown at value.
A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.
The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended February 28, 2023:

	Value 02/28/22	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*	Transfers out of Level 3*	Value 02/28/23
Variable Rate Senior Loan Interests	$325,992,555	$149,394,026	$(60,071,164)	$1,404,782	$(2,476,831)	$(11,786,074)	$23,651,668	$(16,575,818)	$409,533,144
Common Stocks & Other Equity Interests	27,534,402	–	–	–	(122,831)	14,359,578	10,921,017	(3,642,366)	49,049,800
Preferred Stocks	1,355,133	251,900	(931,842)	–	377,699	(1,105,366)	798,074	–	745,598
U.S. Dollar Denominated Bonds & Notes	2,403,790	293,906	(497,999)	–	–	(1,508,185)	–	–	691,512
Investments Matured	3,059,457	–	(2,562,082)	–	–	–	–	–	497,375
Total	$360,345,337	$149,939,832	$(64,063,087)	$1,404,782	$(2,221,963)	$(40,047)	$35,370,759	$(20,218,184)	$460,517,429
* Transfers into and out of level 3 are due to increases or decreases in market activity impacting the available market inputs to determine the price.
Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing evaluated prices from a third-party vendor pricing service. A significant change in third-party pricing information could result in a lower or higher value in Level 3 investments.
The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as level 3 at period end:

	Fair Value at 02/28/23	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Unobservable Input Used
QuarterNorth Energy, Inc.	$25,621,698	Bid Offer	Bid Offer Price	N/A	$199.49	(a)
Keg Logistics LLC, Term Loan A	24,900,041	Valuation Service	N/A	N/A	N/A	(b)
FDH Group Acquisition, Inc., Term Loan A	21,621,849	Valuation Service	N/A	N/A	N/A	(b)
SDB Holdco LLC, Term Loan	17,767,853	Valuation Service	N/A	N/A	N/A	(b)
Lightning Finco Ltd. (LiveU), Term Loan B-1	16,746,913	Valuation Service	N/A	N/A	N/A	(b)
Muth Mirror Systems LLC, Term Loan	16,020,989	Valuation Service	N/A	N/A	N/A	(b)
Vertellus, Term Loan B	12,428,717	Valuation Service	N/A	N/A	N/A	(c)
Teasdale Foods, Inc., Term Loan B	12,221,241	Valuation Service	N/A	N/A	N/A	(b)
HASA Acquisition, LLC, Term Loan	12,157,621	Loan Origination Value	Original Cost	N/A	97% of par	(d)
Groundworks LLC, First Lien Incremental Term Loan	12,039,636	Valuation Service	N/A	N/A	N/A	(b)
CV Intermediate Holdco Corp. (Class Valuation), Delayed Draw Term Loan	10,949,850	Valuation Service	N/A	N/A	N/A	(b)
USF S&H Holdco LLC	10,904,070	Valuation Service	N/A	N/A	N/A	(b)
Affinity Dental Management, Inc., Term Loan	10,512,029	Valuation Service	N/A	N/A	N/A	(b)

(a)
QuarterNorth Energy, Inc. publicly announced that it has engaged a financial advisor to pursue a sale of the company. The Adviser values the common shares at the first round of bids for the sale of the business. The Adviser periodically reviews the financial statements and monitors such investments for additional market information of the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

(b)
Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The valuations are based on certain methods used to determine market yields in order to establish a discount rate of return given market conditions and prevailing lending standards. Future expected cash flows are discounted back to the present value using these discount rates in the discounted cash flow analysis. The Adviser reviews the valuation reports provided by the valuation service on an on-going basis and monitors such investments for additional information or the occurrence of a market event which would warrant a re-evaluation of the security’s fair valuation.

(c)
Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The Adviser periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

(d)
The Adviser fair values certain investments in direct loan financings at the loan origination price. The Adviser periodically reviews the financial statements and monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

NOTE 4–Derivative Investments
The Trust may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a trust may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and

39                    Invesco Senior Income Trust

close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Trust does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Trust’s derivative investments, detailed by primary risk exposure, held as of February 28, 2023:

Value

Currency
Derivative Assets	Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$3,539,890

Derivatives not subject to master netting agreements	–

Total Derivative Assets subject to master netting agreements	$3,539,890

Value

Currency
Derivative Liabilities	Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(895,273)

Derivatives not subject to master netting agreements	–

Total Derivative Liabilities subject to master netting agreements	$(895,273)

Offsetting Assets and Liabilities
The table below reflects the Trust’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2023.

	Financial	Financial
	Derivative	Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
	Forward Foreign	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Currency Contracts	Derivatives	Non-Cash	Cash	Amount

Bank of America, N.A	$ 111	$ –	$111	$–	$–	$111

Barclays Bank PLC	37,210	(44,758)	(7,548)	–	–	(7,548)

BNP Paribas S.A.	1,077,536	(178,613)	898,923	–	–	898,923

Canadian Imperial Bank of Commerce	33,830	(33,352)	478	–	–	478

Deutsche Bank AG	–	(7,708)	(7,708)	–	–	(7,708)

JP Morgan Chase Bank	38,324	(5,022)	33,302	–	–	33,302

Morgan Stanley Bank, N.A.	1,025,024	(245,443)	779,581	–	–	779,581

Royal Bank of Canada	1,103,553	(307,567)	795,986	–	–	795,986

State Street Bank & Trust Co.	48,593	–	48,593	–	–	48,593

Toronto Dominion Bank	162,726	(39,393)	123,333	–	–	123,333

UBS	12,983	(33,417)	(20,434)	–	–	(20,434)

Total	$3,539,890	$(895,273)	$2,644,617	$–	$–	$2,644,617

Effect of Derivative Investments for the year ended February 28, 2023
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Consolidated Statement of Operations
Currency
Risk
Realized Gain:
Forward foreign currency contracts	$ 9,647,185
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	1,776,956
Total	$11,424,141
The table below summarizes the average notional value of derivatives held during the period.

Forward
Foreign Currency
Contracts
Average notional value	$318,843,087

40                    Invesco Senior Income Trust

NOTE 5–Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust. Trustees have the option to defer compensation payable by the Trust, and “Trustees’ and Officers’ Fees and Benefits” includes amounts accrued by the Trust to fund such deferred compensation amounts.
NOTE 6–Cash Balances and Borrowings
The Trust has entered into a $275 million revolving credit and security agreement, which will expire on November 14, 2023. The revolving credit and security agreement is secured by the assets of the Trust. The Trust is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.
During the year ended February 28, 2023, the average daily balance of borrowings under the revolving credit and security agreement was $208,621,918 with an average interest rate of 3.71%. The carrying amount of the Trust’s payable for borrowings as reported on the Consolidated Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Consolidated Statement of Operations as Interest, facilities and maintenance fees.
Additionally, the Trust is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7–Unfunded Loan Commitments
Pursuant to the terms of certain Senior Loan agreements, the Trust held the following unfunded loan commitments as of February 28, 2023. The Trust intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

			Unrealized
		Unfunded Loan	Appreciation
Borrower	Type	Commitment	(Depreciation)

A-1 Garage Door Services	Term Loan	$ 1,084,897	$ 0

A-1 Garage Door Services	Term Loan	2,421,110	(72,633)

Affinity Dental Management, Inc.	Delayed Draw Term Loan	4,767,322	(5)

Affinity Dental Management, Inc.	Revolver Term Loan	1,430,196	(14,593)

athenahealth Group, Inc.	Delayed Draw Term Loan	92,729	(6,684)

Avaya, Inc.	DIP Term Loan	84,890	6,177

CV Intermediate Holdco Corp. (Class Valuation)	Revolver Loan	378,070	(15,339)

Dun & Bradstreet Corp. (The)	Term Loan	2,849,753	169,299

Esquire Deposition Solutions, LLC	Term Loan	1,705,524	(25,583)

Esquire Deposition Solutions, LLC	Term Loan	980,676	(29,420)

Groundworks LLC	First Lien Incremental Revover Loan	475,589	4,724

Groundworks LLC	Term Loan	441,993	0

Groundworks LLC	Term Loan	141,438	0

HASA Acquisition, LLC	Term Loan	2,526,988	0

HASA Acquisition, LLC	Term Loan	1,403,882	0

Kantar (Summer BC Bidco)	Revolver Loan	3,255,096	(73,670)

Keg Logistics LLC	Revolver Loan	596,103	(15,155)

Lamark Media Group LLC	Delayed Draw Term Loan	1,629,960	(47,269)

Lamark Media Group LLC	Revolver Loan	592,885	(12,565)

M&D Distributors	Term Loan	2,364,443	(47,288)

M&D Distributors	Term Loan	1,182,222	(23,645)

McDermott International Ltd.	LOC	3,644,503	(674,233)

Muth Mirror Systems LLC	Revolver Loan	760,017	(49,631)

NAC Aviation 8 Ltd.	Revolver Loan	1,826,168	0

NAS LLC (d.b.a. Nationwide Marketing Group)	Revolver Loan	685,909	(6,677)

Royal Caribbean Cruises	Revolver Loan	92,836	149

Royal Caribbean Cruises	Revolver Loan	219,130	10,028

SDB Holdco LLC	Delayed Draw Term Loan	293,324	(2,933)

Tank Holding Corp.	Revolver Loan	188,369	(11,216)

USF S&H Holdco LLC	Term Loan A	967,324	(72,401)

Vertellus	Revolver Loan	1,268,969	(57,854)

		$40,352,315	$(1,068,417)

41                    Invesco Senior Income Trust

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2023 and 2022:

	2023	2022
Ordinary income*	$68,779,582	$47,852,711
Ordinary income-tax-exempt VRDP shares	2,704,167	211,139
Return of capital	2,823,500	–
Total distributions	$74,307,249	$48,063,850

*	Includes short-term capital gain distributions, if any.
Tax Components of Net Assets at Period-End:

2023

Net unrealized appreciation (depreciation) – investments	$(86,471,059)

Net unrealized appreciation (depreciation) – foreign currencies	(195,281)

Temporary book/tax differences	(25,295)

Capital loss carryforward	(162,290,438)

Shares of beneficial interest	879,308,955

Total net assets	$630,326,882

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust’s net unrealized appreciation (depreciation) difference is attributable primarily to derivative instruments, amortization and accretion on debt securities.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Trust’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Trust has a capital loss carryforward as of February 28, 2023, as follows:
Capital Loss Carryforward*

Expiration	Short‑Term	Long‑Term	Total
Not subject to expiration	$19,739,216	$142,551,222	$162,290,438

*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Trust during the year ended February 28, 2023 was $377,330,352 and $437,258,461, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$46,923,968

Aggregate unrealized (depreciation) of investments	(133,395,027)

Net unrealized appreciation (depreciation) of investments	$(86,471,059)

Cost of investments for tax purposes is $1,068,306,807.
NOTE 10–Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions, return of capital distributions, amortization and accretion on debt securities, on February 28, 2023, undistributed net investment income was increased by $9,379,196, undistributed net realized gain (loss) was decreased by $6,552,017 and shares of beneficial interest was decreased by $2,827,179. This reclassification had no effect on the net assets of the Trust.
NOTE 11–Common Shares of Beneficial Interest
Transactions in common shares of beneficial interest were as follows:

	Year Ended	Year Ended
	February 28,	February 28,
	2023	2022
Beginning shares	153,030,736	153,030,736
Shares issued through dividend reinvestment	–	–
Tender offer purchase	0	0
Ending shares	153,030,736	153,030,736

42                    Invesco Senior Income Trust

The Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.
NOTE 12–Senior Loan Participation Commitments
The Trust invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.
At the year ended February 28, 2023, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Trust on a participation basis.

Selling Participant	Principal Amount	Value
Bank of America, N.A.	$5,603,423	$5,410,323
Barclays Bank PLC	3,644,503	3,024,937
NOTE 13–Variable Rate Demand Preferred Shares
The Trust issued 1,000 Series W-7 VRDP Shares with a liquidation preference of $100,000 per share to Barclays Bank PLC, pursuant to an offering exempt from registration under the 1933 Act. As of February 28, 2023, the VRDP Shares outstanding were as follows:

Issue Date	Shares Issued	Term Redemption Date
06/14/2018	1,000	06/01/2028
VRDP Shares are a floating-rate form of preferred shares with a mandatory redemption date and are considered debt for financial reporting purposes. VRDP Shares are subject to an optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. On or prior to the redemption date, the Trust will be required to segregate assets having a value equal to 110% of the redemption amount.
The Trust incurs costs in connection with the issuance and/or extension of the VRDP Shares. These costs are recorded as a deferred charge and are amortized over the term life of the VRDP Shares. Amortization of these costs is included in Interest, facilities and maintenance fees on the Consolidated Statement of Operations, and the unamortized balance is included in the value of Variable rate demand preferred shares on the Consolidated Statement of Assets and Liabilities.
Dividends paid on the VRDP Shares (which are treated as interest expense for financial reporting purposes) are declared daily and paid monthly. As of February 28, 2023, the dividend rate is equal to the USD LIBOR interest rate plus a spread of 0.15%, which is based on the short-term credit rating assigned to the VRDP Shares by Moody’s Investors Service, Inc. The average aggregate liquidation preference outstanding and the average annualized dividend rate of the VRDP Shares during the year ended February 28, 2023 were $100,000,000 and 2.67%, respectively.
The Trust is subject to certain restrictions relating to the VRDP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger an increased rate which, if not cured, could cause the mandatory redemption of VRDP Shares at the maximum liquidation preference plus any accumulated but unpaid dividends.
The liquidation preference of VRDP Shares, which approximates fair value, is recorded as a liability under the caption Variable rate demand preferred shares on the Consolidated Statement of Assets and Liabilities. The fair value of VRDP Shares is expected to be approximately their liquidation preference so long as the credit rating on the VRDP Shares, and therefore the “spread” on the VRDP Shares (determined in accordance with the VRDP Shares’ governing document) remains unchanged. At period-end, the Trust’s Adviser has determined that fair value of VRDP Shares is approximately their liquidation preference. Fair value could vary if market conditions change materially and/or the credit rating assigned to the VRDP Shares is downgraded. Unpaid dividends on VRDP Shares are recognized as Accrued interest expense on the Consolidated Statement of Assets and Liabilities. Dividends paid on VRDP Shares are recognized as a component of Interest, facilities and maintenance fees on the Consolidated Statement of Operations.
NOTE 14–Dividends
The Trust declared the following dividends to common shareholders from net investment income subsequent to February 28, 2023:

Declaration Date	Amount per Share	Record Date	Payable Date
March 1, 2023	$0.0390	March 15, 2023	March 31, 2023
April 3, 2023	$0.0390	April 17, 2023	April 28, 2023

43                    Invesco Senior Income Trust

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Invesco Senior Income Trust
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Senior Income Trust and its subsidiaries (the “Trust”) as of February 28, 2023, the related consolidated statements of operations and cash flows for the year ended February 28, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the consolidated financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Trust as of February 28, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from portfolio company investees, brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
April 26, 2023
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

44                    Invesco Senior Income Trust

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2023:

Federal and State Income Tax
Qualified Dividend Income*	2.70%
Corporate Dividends Received Deduction*	2.70%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	89.62%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

Non-Resident Alien Shareholders
Qualified Interest Income**	55.16%

**The	above percentage is based on income dividends paid to shareholders during the Trust’s fiscal year.

45                    Invesco Senior Income Trust

Additional Information
Investment Objective, Policies and Principal Risks of the Trust

Recent Changes
The following information is a summary of certain changes since the end of the Trust’s most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased the Trust.
Approval of Managed Distribution Plan
During the Trust’s most recently completed fiscal year, on September 20, 2022, the (“Board”) of the Trust approved an increase to the monthly dividend paid under the Trust’s Managed Distribution Plan (the “Plan”) whereby the Trust will pay its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.032 per share. Additionally, on January 19, 2023, the Board approved a further increase to the monthly dividend paid under the Plan, whereby the Trust will pay a monthly distribution amount of $0.039 per share. Prior to those changes, on March 23, 2022, the Board had approved an increase to the monthly dividend paid under the Trust’s Managed Distribution whereby the Trust paid a monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.026 per share, The Plan is intended to provide shareholders with a consistent, but not guaranteed, periodic cash payment from the Trust, regardless of when or whether income is earned or capital gains are realized. If investment income is not sufficient to cover the Trust’s intended monthly distribution, the Trust will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution level under the Plan. The Plan is subject to periodic review by the Board, and the Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Trust’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Trust’s common shares. Please see “Managed Distribution Plan Disclosures” for more information regarding the Plan.
Changes to Investment Policies
Except as noted above, during the Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust.
Investment Objective
The Trust’s investment objective is to provide a high level of current income, consistent with preservation of capital. The investment objective is fundamental and may not be changed without approval of a majority of the Trust’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
Investment Policies of the Trust
The Trust invests primarily in floating or variable rate senior loans (“Senior Loans”) to corporations, partnerships and other entities (“Borrowers”) which operate in a variety of industries and geographical regions (including domestic and foreign entities). Senior Loans hold (or in the judgment of the Adviser, hold) a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities that, under normal circumstances, allow them to have priority of claim ahead of (or at least as high as) other obligations of a borrower in the event of liquidation. Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions (“Lenders”) represented in each case by one or more such Lenders acting as agent (“Agent”) of the several Lenders. The Trust may invest in participations (“Participations”) in Senior Loans, may purchase assignments (“Assignments”) of portions of Senior Loans from third parties and may act as one of the group of Lenders originating a Senior Loan (an “Original Lender”).
In normal market conditions, at least 80% of the Trust’s total assets are invested in Senior Loans (either as an Original Lender or as a purchaser of an Assignment or Participation) of domestic Borrowers or foreign Borrowers. In complying with this 80% investment requirement, the Trust may invest in derivatives and other instruments that have economic characteristics similar to the Trust’s direct investments that are counted toward the 80% investment requirement.
The Trust may invest in the Senior Loans of non-U.S. issuers. The Trust’s investments in Senior Loans may also include up to 5% of its total assets in senior debt obligations that are in the form of notes in addition to investments in Loan Agreements, Participations and Assignments.
The Trust is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. The Trust’s assets invested in Senior Loans generally consist of Senior Loans with stated maturities of between three and ten years, and with rates of interest which are redetermined either daily, monthly, quarterly or semi-annually; provided, however, that the Trust may invest up to 5% of its total assets in Senior Loans which permit the Borrower to select an interest rate redetermination period of up to one year. The actual remaining maturity of the Trust’s portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the Trust’s portfolio.
In normal market conditions, the Trust may invest up to 20% of its total assets in any combination of (1) equity securities (including common stocks, preferred stocks, rights, warrants, and securities convertible into common stock), (2) junior debt securities or securities with a lien on collateral lower than a senior claim on collateral, (3) high quality short-term debt securities, (4) credit-linked deposits and (5) Treasury Inflation Protected Securities (“U.S. TIPS”) and other inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities. Warrants, equity securities and junior debt securities will not be treated as Senior Loans and thus assets invested in such securities will not count toward the 80% of the Trust’s total assets that normally will be invested in Senior Loans.
The Trust may invest up to 20% of its total assets in Senior Loans which are not secured by any collateral.
The Trust may invest a substantial portion of its assets in Senior Loans, the Borrowers with respect to which have outstanding debt securities which are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but determined by the Adviser to be of comparable quality to such securities. Debt securities rated below investment grade or unrated but of comparable quality commonly are referred to as “junk bonds.” The Trust will invest only in those Senior Loans with respect to which the Borrower, in the opinion of the Adviser, demonstrates one or more of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, collateral coverage that equals or exceeds the outstanding principal amount of the Senior Loan. In addition, the Adviser will consider, and may rely in part, on the analyses performed by the Agent and other Lenders, including such persons’ determinations with respect to collateral securing a Senior Loan.
The Trust may invest up to 100% of its assets in Participations. The Trust will only acquire Participations if the Lender selling the Participation, and any other persons positioned between the Trust and the Lender, (i) at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P Global Ratings (“S&P”) or Baa or P-3 or higher by Moody’s Investors Service, Inc. (“Moody’s”)) or determined by the Adviser to be of comparable quality and (ii) has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Trust.1
The Trust ordinarily will purchase a Participation only if, at the time of such purchase, the Trust believes that the party from whom it is purchasing such Participation is retaining an interest in the underlying Senior Loan. In the event that the Trust does not so believe, it will only purchase such a Participation if, in addition to the requirements set forth above, the party from whom the Trust is purchasing such Participation (i) is a bank, a member of a national securities exchange or other entity designated in the 1940 Act, as qualified to serve as a custodian for a registered investment company and (ii) has been approved as a custodian by the Board of Trustees of the Trust (a “Designated Custodian”).
The Trust may also purchase Assignments from Lenders.
The Trust will never act as the Agent or principal negotiator or administrator of a Senior Loan.
The Trust will purchase an Assignment or act as a Lender with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody’s) or determined by the Adviser to be of comparable quality. Further, the Trust will not purchase interests in Senior Loans unless such Agent, Lender or positioned person has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Trust.
A Lender may have certain obligations pursuant to a Loan Agreement, which may include the obligation to make additional loans in certain circumstances.

46                    Invesco Senior Income Trust

The Trust currently intends to reserve against such contingent obligations by segregating cash, liquid securities and/or liquid Senior Loans sufficient to cover such commitments. The Trust will not purchase interests in Senior Loans that would require the Trust to make any such additional loans if such additional loan commitments in the aggregate would exceed 20% of the Trust’s total assets or would cause the Trust to fail to meet 1940 Act diversification requirements.
Structured Products and Derivatives. The Trust also may invest up to 10% of its total assets in structured notes with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes, collateralized debt and loan obligations, credit-linked notes, credit default swaps and other types of structured investments (referred to collectively as “structured products”). Structured products where the rate of return is determined by reference to a Senior Loan will be treated as senior loans for the purposes of complying with the Trust’s policy of normally investing at least 80% of its total assets in Senior Loans. Collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) are types of asset-backed securities issued by special purpose vehicles created to reapportion the risk and return characteristics of a pool of assets. A credit-linked note is a derivative instrument that is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation).
The Trust may invest in credit default swaps (“CDS”) to enhance the yield on its portfolio or to increase income available for distributions or for other non-hedging purposes. A CDS is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. A buyer of a CDS is said to buy protection whereas a seller of a CDS is said to sell protection. When the Trust buys a CDS, it is utilizing the swap for hedging purposes similar to other hedging strategies described herein. When the Trust sells a CDS, it is utilizing the swap to enhance the yield on its portfolio to increase income available for distribution or for other non-hedging purposes, and the Trust is subject to the 10% limitation described herein on structured products.
The Trust may use other derivative instruments (including swaps and forward currency contracts) for a variety of purposes, including hedging, risk management, portfolio management or to earn income.
The Trust can use currency futures and currency swaps to hedge its exposure to foreign currencies and engage to a greater extent in foreign currency transactions either on a spot basis (i.e., for prompt delivery and settlement at the rate prevailing in the currency exchange market at the time) or through forward foreign currency contracts to mitigate the risk of foreign currency exposure. Spot contracts allow for prompt delivery and settlement at the rate prevailing in the currency exchange market at the time. A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. The Trust can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.
Direct Loan Origination. The Trust may originate Senior Loans directly or through investments in one or more wholly-owned subsidiaries (each, a “Subsidiary”). The Trust may originate loans in order to obtain exposure to middle market loan transactions which will generally be first and second lien Senior Loans. Such borrowers may have credit ratings that are determined by one or more NRSRO or the Adviser to be below investment grade. The loans the Trust originates may vary in maturity and/or duration. The Trust is not limited in the amount, size or type of loans it may originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. Currently, the Trust participates in direct lending opportunities through its indirect investment in a Subsidiary, the Invesco Senior Income Loan Origination LLC (the “LLC”), a Delaware limited liability company. The Trust owns all beneficial and economic interests in the Invesco Senior Income Loan Origination Trust, a Massachusetts Business Trust (the “Loan Origination Trust”), which in turn owns all beneficial and economic interests in the LLC. The Trust may invest up to 60% of its net assets in originated loans.
Co-Investment. The Trust may co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions outlined in an Exemptive Order granted to the Trust by the SEC. The Trust may co-invest with its affiliates in Senior Loans, including Senior Loans directly originated by the Trust or its affiliates and may also engage in direct origination of Senior Loans with its affiliates, all in accordance with the terms and conditions of the Exemptive Order.
Preferred Shares. The Trust may issue preferred shares as leverage. The Trust currently utilizes VRDP Shares as leverage in order to enhance the yield of its common shareholders. For additional information regarding the VRDP Shares, see “Notes to Consolidated Financial Statements.”
Borrowing and Leverage. The Trust currently utilizes leverage in the form of borrowings through a credit facility in an effort to maximize returns. The amount of borrowings outstanding from time to time may vary, depending on the Adviser’s analysis of market conditions and interest rate movements.
Investment Process. In selecting investments for the Trust, the portfolio managers evaluate overall investment opportunities and risks among the types of investments the Trust can hold. They analyze the credit standing and risks of borrowers whose loans or debt securities they are considering for the Trust’s portfolio. They evaluate information about borrowers from their own research or research supplied by rating organizations, agent banks or other sources and select only those loans that they believe are likely to pay the interest and repay the principal when it becomes due. The portfolio managers consider many factors, including, among others:
∎ the borrower’s past and expected future financial performance;
∎ the experience and depth of the borrower’s management;
∎ the status of the borrower’s industry and its position in that industry;
∎ the collateral for the loan or other debt security;
∎ the borrower’s assets and cash flows; and
∎ the credit quality of the debt obligations of the bank servicing the loan and other intermediaries imposed between the borrower and the Trust. The credit research process utilized by the Trust to implement its investment strategy in pursuit of its investment objective considers factors that may include, but are not limited to, an issuer’s operations, capital structure and environmental, social and governance (“ESG”) considerations. Credit quality analysis for certain issuers therefore may consider whether any ESG factors pose a material financial risk or opportunity to an issuer. The Adviser may determine that ESG considerations are not material to certain issuers or types of investments held by the Trust. In addition, not all issuers or investments in the Trust may undergo a credit quality analysis that considers ESG factors, and not all investments held by the Trust will rate strongly on ESG criteria.
There can be no assurance that the portfolio managers’ analysis will identify all of the factors that may impair the value of a Senior Loan or other investment.
Principal Risks of Investing in the Trust
As with any fund investment, loss of money is a risk of investing. The risks associated with an investment in the Trust can increase during times of significant market volatility. The principal risks of investing in the Trust are:
LIBOR Transition Risk. The Trust may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. Regulators and financial industry working groups in several jurisdictions have worked over the past several years to identify alternative reference rates (“ARRs”) to replace LIBOR and to assist with the transition to the new ARRs. For example, the Federal Reserve Bank of New York has identified the Secured Overnight Financing Rate (“SOFR”) as the intended replacement to USD LIBOR and foreign regulators have proposed other interbank offered rates, such as the Sterling Overnight Index Average (“SONIA”) and other replacement rates, which could also be adopted. Consequently, the publication of most LIBOR rates ceased at the end of 2021, but a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates. Additionally, key regulators have instructed banking institutions to cease entering into new contracts that reference these USD LIBOR settings after December 31, 2021, subject to certain limited exceptions.
There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Trust and the instruments in which the Trust invests. For example, there can be no assurance that the composition or characteristics of any ARRs or financial instruments in which the Trust invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, although regulators have generally prohibited banking institutions from entering into new contracts that reference those USD LIBOR settings that continue to exist, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in “legacy” USD LIBOR

47                    Invesco Senior Income Trust

instruments held by the Trust could result in losses to the Trust.
Market Risk. The market values of the Trust’s investments, and therefore the value of the Trust’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Trust’s investments may go up or down due to general market conditions that are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally. The value of the Trust’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. In addition, natural or environmental disasters, widespread disease or other public health issues, war, military conflict, acts of terrorism, economic crisis or other events may have a significant impact on the value of the Trust’s investments, as well as the financial markets and global economy generally. Such circumstances may also impact the ability of the Adviser to effectively implement the Trust’s investment strategy. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Trust will rise in value.
COVID-19. The “COVID-19” strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Trust’s performance.
Market Disruption Risks Related to Russia-Ukraine Conflict. Following Russia’s invasion of Ukraine in late February 2022, various countries, including the United States, as well as North Atlantic Treaty Organization (NATO) member countries and the European Union, issued broad-ranging economic sanctions against Russia. The war in Ukraine (and the potential for further sanctions in response to Russia’s continued military activity) may escalate. These and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors including, but not limited to, energy and financials. Russia may take additional countermeasures or retaliatory actions (including cyberattacks), which could exacerbate negative consequences on global financial markets. The duration of the conflict and corresponding sanctions and related events cannot be predicted. The foregoing may result in a negative impact on Trust performance and the value of an investment in the Trust, even beyond any direct investment exposure the Trust may have to Russian issuers or the adjoining geographic regions.
Debt Securities Risk. The prices of debt securities held by the Trust will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Trust to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Trust’s distributable income because interest payments on floating rate debt instruments held by the Trust will decline. The Trust could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. If an issuer seeks to restructure the terms of its borrowings or the Trust is required to seek recovery upon a default in the payment of interest or the repayment of principal, the Trust may incur additional expenses. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
Risks of Senior Loans and Other Loans. In addition to the risks typically associated with debt securities, such as credit and interest rate risk, senior loans are also subject to the risk that a court could subordinate a senior loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Loans usually have mandatory and optional prepayment provisions. If a borrower prepays a loan, the Trust will have to reinvest the proceeds in other loans or financial assets that may pay lower rates of return.
Loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Trust may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. In addition, the lenders’ security interest or their enforcement of their security under the loan agreement may be found by a court to be invalid or the collateral maybe used to pay other outstanding obligations of the borrower. The Trust’s access to collateral, if any, may be limited by bankruptcy, other insolvency laws, or by the type of loan the Trust has purchased. As a result, a collateralized loan may not be fully collateralized and can decline significantly in value.
Loan investments are often issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. These obligations are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy.
Due to restrictions on transfers in loan agreements and the nature of the private syndication of loans including, for example, the lack of publicly-available information, some loans are not as easily purchased or sold as publicly-traded securities. Some loans are illiquid, which may make it difficult for the Trust to value them or dispose of them at an acceptable price when it wants to. The market price of investments in floating rate loans is expected to be less affected by changes in interest rates than fixed-rate investments because floating rate loans pay a floating rate of interest that will fluctuate as market interest rates do and therefore should more closely track market movements in interest rates. Compared to securities and to certain other types of financial assets, purchases and sales of loans take relatively longer to settle. This extended settlement process can (i) increase the counterparty credit risk borne by the Trust; (ii) leave the Trust unable to timely vote, or otherwise act with respect to, loans it has agreed to purchase; (iii) delay the Trust from realizing the proceeds of a sale of a loan; (iv) inhibit the Trust’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Trust more exposed to price fluctuations); (v) prevent the Trust from timely collecting principal and interest payments; and (vi) expose the Trust to adverse tax or regulatory consequences.
To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Trust may hold cash, sell investments or temporarily borrow from banks or other lenders. If the Trust undertakes such measures, the Trust’s ability to pay redemption proceeds in a timely manner, as well as the Trust’s performance, may be adversely affected.
If the Trust invests in a loan via a participation, the Trust will be exposed to the ongoing counterparty risk of the entity providing exposure to the loan(and, in certain circumstances, such entity’s credit risk), in addition to the exposure the Trust has to the creditworthiness of the borrower.
In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower or an arranger, lenders will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, lenders generally rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.
Risk of Second Lien or Other Subordinated or Unsecured Loans or Debt. Second lien or other subordinated or unsecured loans or debt generally are subject to similar risks associated with investments in Senior Loans. Because second lien or other subordinated or unsecured loans or debt are lower in priority of payment to Senior Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien or subordinated loans or debt, both secured and unsecured, are expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans and subordinated loans or debt, both secured and unsecured, which would create greater credit risk

48                    Invesco Senior Income Trust

exposure. Second lien or other subordinated or unsecured loans or debt of below investment grade quality share the same risks of other below investment grade securities.
High Yield Debt Securities (Junk Bond) Risk. The Trust’s investments in high yield debt securities (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Trust to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are more susceptible to default or decline in market value due to adverse economic, regulatory, political or company developments than higher rated or investment grade securities. Prices of high yield debt securities tend to be very volatile. These securities are less liquid than investment grade debt securities and may be difficult to sell at a desirable time or price, particularly in times of negative sentiment toward high yield securities
Changing Fixed Income Market Conditions Risk. Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Trust’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Trust’s portfolio turnover rate and transaction costs and potentially lower the Trust’s performance returns.
Financial Services Sector Risk. The Trust may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Unstable interest rates can have a disproportionate effect on companies in the financial services sector which could adversely affect the profitability of such companies. Financial services companies whose securities the Trust may purchase may themselves have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.
Interest Rate Risk. Interest rate risk is the risk that rising interest rates, or an expectation of rising interest rates in the near future, will cause the values of the Trust’s investments to decline. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. When interest rates rise, the decrease in values of outstanding debt securities may not be offset by higher income from new investments. When interest rates fall, the values of already-issued debt securities generally rise. However, when interest rates fall, the Trust’s investments in new securities may be at lower yields and may reduce the Trust’s income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change; thus, interest rate risk is usually greater for securities with longer maturities or durations. “Zero-coupon” or
“stripped” securities may be particularly sensitive to interest rate changes.
Market Discount from Net Asset Value Risk. Shares of closed-end investment companies like the Trust frequently trade at prices lower than their net asset value. Because the market price of the Trust’s common shares is determined by factors such as relative market supply and demand, general market and economic circumstances, and other factors beyond the control of the Trust, the Trust cannot predict whether its shares of common stock will trade at, below or above net asset value. This characteristic is a risk separate and distinct from the risk that the Trust’s net asset value could decrease as a result of investment activities. Common shareholders bear a risk of loss to the extent that the price at which they sell their shares is lower than at the time of purchase.
Loan Origination Risks. In making a direct loan, the Trust is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Trust will lose money on the loan. Furthermore, direct loans may subject the Trust to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Trust to dispose of a direct loan and/or to value the direct loan. When engaging in direct lending, the Trust’s performance may depend, in part, on the ability of the Trust to originate loans on advantageous terms. In originating and purchasing loans, the Trust will compete with a broad spectrum of lenders. Increased competition for, or a decrease in the available supply of, qualifying loans could result in lower yields on such loans, which could adversely affect Trust performance.
Valuation Risk. Different types of assets may be used as collateral for the Trust’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Trust will correctly evaluate the value of the assets collateralizing the Trust’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that the Trust funds, the Trust may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Trust or its affiliates to the borrower. Furthermore, in the event of a default by a borrower, the Trust may have difficulty disposing of the assets used as collateral for a loan.
Regulatory Risk. Various state licensing requirements could apply to the Trust with respect investments in, or the origination and servicing of loans and similar assets. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of the Trust’s (or its Subsidiary’s) or the Adviser’s license, which in turn could require the Trust to divest assets located in or secured by real property located in that state. To the extent the Trust (or its Subsidiary) obtains licenses or is required to comply with related regulatory requirements, the Trust could be subject to increased costs and regulatory oversight by governmental authorities, which may have an adverse effect on its results or operations.
Subsidiary Risk. By investing through one or more Subsidiaries, such as the LLC, the Trust is exposed to the risks associated with the Subsidiaries’ investments (which risks are generally the same as the investment risks described in this prospectus applicable to the Trust). Subsidiaries will not be registered as investment companies under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. However, the Trust will comply with the applicable requirements of the 1940 Act on a consolidated basis with its Subsidiaries (if any) and each such Subsidiary will be subject to the same investment restrictions and limitations, and will adhere to the same compliance policies and procedures, as the Trust. Changes in the laws of the United States and/or the jurisdiction in which a Subsidiary is organized, including any changes in the interpretations of, or treatment with respect to, applicable federal tax-related matters impacting the Trust and its status as a regulated investment company, could result in the inability of the Trust and/or the Subsidiary to operate as described herein and could adversely affect the Trust.
Investments in Middle-Market Companies. Investments in middle-market companies may entail greater risks than are customarily associated with investments in large companies. Middle-market companies may have more limited product lines, markets and financial resources, and may be dependent on a smaller management group. As a result, such companies may be more vulnerable to general economic trends and to specific changes in markets and technology. In addition, future growth may be dependent on additional financing, which may not be available on acceptable terms when required. Furthermore, there is ordinarily a more limited marketplace for the sale of interests in smaller, private companies, which may make realizations of gains more difficult, by requiring sales to other private investors. In addition, the relative illiquidity of investments held by closed-end funds generally, and the somewhat greater illiquidity of closed-end fund investments in middle-market companies, could make it difficult for the Trust to react quickly to negative economic or political developments.
Conflicts of Interest Risk Related to Co-Investing. The Adviser and certain of its affiliates may experience conflicts of interest in connection with co-investment transactions. The Exemptive Order imposes various conditions on the Trust and the Adviser intended to ensure that any co-investment transactions are done in a fair and equitable manner. However, conflicts may nonetheless arise, including, but not limited to, the following:
∎ The Adviser may be incentivized to pursue a co-investment transaction for reputational or other reasons that are not directly advantageous to the Trust. For example, the Adviser may receive a higher advisory fee from an affiliated fund that would be a participant in a co-investment transaction with the Trust, in which case the Adviser might be incentivized to recommend that the Trust participate in riskier co-investment transactions than would be the case if the Trust was the only participant.
∎ By reason of the various activities of the Adviser and its affiliates, the Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Trust investments that otherwise might have been purchased or be restricted from selling certain Trust investments that might otherwise have been sold at the time.
Conflicts of Interest Created by Valuation Process for Certain Portfolio Holdings. The Trust’s portfolio investments may include loans that are not publicly traded and for which no market based price quotation

49                    Invesco Senior Income Trust

is available. As a result, the fair value of these loans will be determined in good faith in accordance with the valuation policy approved by the Board and related procedures. In connection with that determination, investment professionals from the Adviser may provide input regarding valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. Input from the Adviser’s investment professionals as part of the Trust’s valuation process could result in a conflict of interest as the Adviser’s management fee is based, in part, on the value of the Trust’s assets. Because such valuations are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Due to this uncertainty, the Trust’s fair value determinations may cause the Trust’s NAV on a given date to materially understate or overstate the value that it may ultimately realize upon the sale of one or more of its investments.
Defaulted Securities Risk. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities. The Trust will generally not receive interest payments on defaulted securities and may incur costs to protect its investment. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale. Investments in defaulted securities and obligations of distressed issuers are considered speculative and the prices of these securities may be more volatile than non-defaulted securities.
Credit Risk. The issuers of instruments in which the Trust invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Trust invests in junk bonds, which may cause the Trust to incur higher expenses to protect its interests. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations. In the event that an issuer of securities held by the Trust experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Trust may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Trust’s securities relate. Further, the Trust may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Trust may be unable to obtain full recovery on such amounts.
Liquidity Risk. The Trust may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. An investment may be illiquid due to a lack of trading volume in the investment or if the investment is privately placed and not traded in any public market or is otherwise restricted from trading. Consequently, the Trust may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Trust’s performance. Liquid securities can become illiquid during periods of market stress.
Restricted Securities Risk. Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent the Trust from disposing of them promptly at reasonable prices. There can be no assurance that a trading market will exist at any time for any particular restricted security. Transaction costs may be higher for restricted securities. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility. In addition, the Trust may get only limited information about the issuer of a restricted security and therefore may be less able to predict a loss.
Rule 144A Securities and Other Exempt Securities Risk. The Trust may invest in Rule 144A securities and other types of exempt securities, which are not registered for sale pursuant to an exemption from registration under the Securities Act of 1933, as amended. These securities are also known as privately issued securities, and typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. If there are an insufficient number of qualified institutional buyers interested in purchasing such securities at a particular time, the Trust may have difficulty selling such securities at a desirable time or price. As a result, the Trust’s investment in such securities may be subject to increased liquidity risk. In addition, the issuers of Rule 144A securities may require their qualified institutional buyers (such as the Trust) to keep certain offering information confidential, which could adversely affect the ability of the Trust to sell such securities.
Preferred Shares Risk. The primary risk associated with the Trust’s issuance of preferred shares, such as the VRDP Shares, is exposing the net asset value of the common shares and total return to increased volatility if the value of the Trust decreases while the value of the preferred shares remains unchanged. Fluctuations in the dividend rates on the VRDP Shares can also impact the Trust’s yield or its distributions to common shareholders. The Trust is subject to certain restrictions relating to the VRDP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger an increased rate which, if not cured, could cause the mandatory redemption of VRDP Shares at the maximum liquidation preference plus any accumulated but unpaid dividends. For additional information regarding the risks of VRDP Shares, see “Notes to Consolidated Financial Statements.”
Foreign Securities Risk. The value of the Trust’s foreign investments may be adversely affected by political and social instability in the home countries of the issuers of the investments, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Trust could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. Also, there may be less publicly available information about companies in certain foreign countries than about U.S. companies making it more difficult for the Adviser to evaluate those companies. The laws of certain countries may put limits on the Trust’s ability to recover its assets held at a foreign bank if the foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors. Unless the Trust has hedged its foreign currency risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Trust has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, the use of currency forward contracts, if used by the Trust, could reduce performance if there are unanticipated changes in currency exchange rates.
Risks of Structured Products. The Trust may invest in structured products, CDOs, CBOs, CLOs, structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Trust may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer or the entity that sold assets to the special purpose trust. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. When investing in structured products, it is impossible to predict whether the underlying index or prices of the underlying securities will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Trust’s illiquidity to the extent that the Trust, at a particular point in time, may be unable to find qualified buyers for these securities.
CBOs, CLOs and other CDOs are typically privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Trust as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to be considered liquid in some circumstances. In addition to the general risks associated with fixed income securities discussed herein, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the

50                    Invesco Senior Income Trust

possibility that the CDOs are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Investments in structured notes involve risks including income risk, credit risk and market risk. Where the Trust’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.
Investing in Stocks Risk. Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy. Common stocks may be exchange-traded or over-the-counter securities. Over-the-counter securities may be less liquid than exchange-traded securities. The value of the Fund’s portfolio may be affected by changes in the stock markets. Stocks and other equity securities fluctuate in price in response to changes to equity markets in general. Stock markets may experience significant short-term volatility and may fall or rise sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets. The prices of individual stocks generally do not all move in the same direction at the same time. However, individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. A variety of factors can negatively affect the price of a particular company’s stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized (for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry), their share values may fluctuate more in response to events affecting the market for those types of securities.
Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred stock has a set dividend rate and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment than these more senior securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
Rights and Warrants Risk. Rights and warrants may be purchased directly or acquired as part of other securities. Warrants are options to purchase equity securities at a specific price during a specific period of time. The price of a warrant does not necessarily move parallel to, and is generally more volatile than, the price of the underlying security. Warrants may be significantly less valuable or worthless on their expiration date and may also be postponed or terminated early, resulting in a partial or total loss. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price.
Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible securities can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Some convertible debt securities may be considered “equity equivalents” because of the feature that makes them convertible into common stock. Since a convertible security derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events. These convertible securities are subject to an increased risk of loss and are generally subordinate in rank to other debt obligations of the issuer. Convertible securities may be rated below investment grade, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade securities.
Warrants, Equity Securities and Junior Debt Securities of the Borrower. Warrants, equity securities and junior debt securities have a subordinate claim on a Borrower’s assets as compared with Senior Loans. As a result, the values of warrants, equity securities and junior debt securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may increase the volatility of the Trust’s net asset value. Additionally, warrants may be significantly less valuable on their relevant expiration date resulting in a loss of money or they may expire worthless resulting in a total loss of the investment. Warrants may also be postponed or terminated early resulting in a partial or total loss of the investment. Warrants may also be illiquid.
Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Trust the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Trust sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Trust’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Trust may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Trust may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Trust’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
Risks of Borrowing and Leverage. Borrowing for leverage will subject the Trust to greater costs (for interest payments to the lenders, origination fees and related expenses) than funds that do not borrow for leverage and these other purposes. The interest on borrowed money is an expense that might reduce the Trust’s yield, especially if the cost of borrowing to buy investments exceeds the yield on the investments purchased with the proceeds of a loan. Using leverage may also make the Trust’s share price more sensitive, i.e. volatile, than if the Trust did not use leverage due to the tendency to exaggerate the effect of any increase or decrease in the value of the Trust’s portfolio investments. The use of leverage may also cause the Trust to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations to the lenders.
Distribution Risk. The Board has adopted a Managed Distribution Plan (the “Plan”) for the Trust whereby the Trust seeks to pay a stated fixed monthly distribution amount to common shareholders. The Plan is intended to provide common shareholders with a consistent, but not guaranteed, periodic cash payment from the Trust, regardless of when or whether income is earned or capital gains are realized. If sufficient investment income is not available for a monthly distribution, the Trust will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution

51                    Invesco Senior Income Trust

level under the Plan. The Plan is subject to periodic review by the Board, and the Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Trust’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Trust’s common shares. Please see “Managed Distribution Plan Disclosure” in this report for additional information regarding the Plan.
Financial Markets Regulatory Risk. Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad, changes to the monetary policy by the Federal Reserve or other regulatory actions, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan or other legislation aimed at addressing financial or economic conditions, the threat of a federal government shutdown, and threats not to increase or suspend the federal government’s debt limit, may affect investor and consumer confidence, increase volatility in the financial markets, perhaps suddenly and to a significant degree, result in higher interest rates, and even raise concerns about the U.S. government’s credit rating and ability service its debt. Such changes and events may adversely impact the Trust’s operations, universe of potential investment options, and return potential.
Environmental, Social and Governance (ESG) Considerations Risk. The ESG considerations that may be assessed as part of a credit research process to implement the Trust’s investment strategy in pursuit of its investment objective may vary across types of eligible investments and issuers, and not every ESG factor may be identified or evaluated for every investment, and not every investment or issuer may be evaluated for ESG considerations. The incorporation of ESG factors as part of a credit analysis may affect the Trust’s exposure to certain issuers or industries and may not work as intended. Information used to evaluate such factors may not be readily available, complete or accurate, and may vary across providers and issuers. There is no guarantee that the incorporation of ESG considerations will be additive to the Fund’s performance.
Management Risk. The Trust is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Trust’s portfolio. The Trust could experience losses if these judgments prove to be incorrect. There can be no guarantee that the Adviser’s investment techniques or investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investments or investment strategies available to the Adviser in connection with managing the Trust, which may also adversely affect the ability of the Trust to achieve its investment objective.
[1]
A credit rating is an assessment provided by a NRSRO of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

52                    Invesco Senior Income Trust

Trustees and Officers
The address of each trustee and officer is 1331 Spring Street NW, Suite 2500, Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee

Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2014
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			175	None

[1]
Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                    Invesco Senior Income Trust

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	175	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	175	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	175	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	175	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	175	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2014	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	175	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2                    Invesco Senior Income Trust

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019
Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)
			175	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non‑profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	175	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	175	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	175	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3                    Invesco Senior Income Trust

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris — 1964 President and Principal Executive Officer	2010
Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)
			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023
Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds
			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019
Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC
			N/A	N/A

T-4                    Invesco Senior Income Trust

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2010
Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012
Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds
			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020
Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments
			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-5                    Invesco Senior Income Trust

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020
Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)
			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022
Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett
			N/A	N/A

Office of the Fund	Investment Adviser	Auditors	Custodian
1331 Spring Street NW, Suite 2500	Invesco Advisers, Inc.	PricewaterhouseCoopers LLP	State Street Bank and Trust Company
Atlanta, GA 30309	1331 Spring Street NW, Suite 2500	1000 Louisiana Street, Suite 5800	225 Franklin Street
	Atlanta, GA 30309	Houston, TX 77002-5021	Boston, MA 02110-2801

Counsel to the Fund	Transfer Agent	Investment Sub-Adviser
Stradley Ronon Stevens & Young, LLP	Computershare Trust Company, N.A.	Invesco Senior Secured Management, Inc.
2005 Market Street, Suite 2600	250 Royall Street	225 Liberty Street
Philadelphia, PA 19103-7018	Canton, MA 02021	New York, NY 10281

Counsel to the Independent Trustees
Sidley Austin LLP
787 Seventh Avenue
New York, NY 10019

T-6                    Invesco Senior Income Trust

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Correspondence information
Send general correspondence to Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Trust holdings and proxy voting information
The Trust provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Trust’s Form N-PORT filings on the SEC website at sec.gov. The SEC file number for the Trust is shown below.
    A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.
    Information regarding how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

SEC file number(s): 811-08743	VK-CE-SINC-AR-1

(b) Not applicable.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli. Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Pursuant to PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, PricewaterhouseCoopers LLC (“PwC”) advised the Registrant’s Audit Committee of the following two matters identified since the previous annual Form N-CSR filing that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that one PwC Partner held a financial interest directly in an investment company within the complex that includes the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively the “Invesco Funds Investment Company Complex”) that was inconsistent with the requirements of Rule 2-01(c)(1) of SEC Regulation S-X. In reporting the matter to the Audit Committee, PwC noted, among other things, that the impermissible holding was disposed of by the individual, the individual was not in the chain of command of the audit or the audit partners of the Funds, the financial interest was not material to the net worth of the individual or his or her respective immediate family members and the Funds’ audit engagement team was unaware of the impermissible holdings until after the matter was confirmed to be an independence exception . In addition, PwC considered that the PwC Partner provided non-audit services that were not relied upon by the audit engagement team in the audits of the financial statements of the Funds. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violations would conclude PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2023	Fees Billed for Services Rendered to the Registrant for fiscal year end 2022

Audit Fees	$106,683	$111,666
Audit-Related Fees	$0	$0
Tax Fees(1)	$15,053	$36,420
All Other Fees	$0	$0

Total Fees	$121,735	$148,086

(1)

Tax Fees for the fiscal years ended February 28, 2023 and February 28, 2022 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2023 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2022 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees(1)	$874,000	$801,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$874,000	$801,000

(1)	Audit-Related Fees for the fiscal years ended 2023 and 2022 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

1 Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service;

and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

●	Management functions;
●	Human resources;
●	Broker-dealer, investment adviser, or investment banking services ;
●	Legal services;
●	Expert services unrelated to the audit;
●	Any service or product provided for a contingent fee or a commission;
●	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;
●	Tax services for persons in financial reporting oversight roles at the Fund; and
●	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client;
●	Financial information systems design and implementation;
●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
●	Actuarial services; and
●	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $8,440,000 for the fiscal year ended February 28, 2023 and $5,931,000 for the fiscal year ended February 28, 2022. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $9,329,053 for the fiscal year ended February 28, 2023 and $6,768,420 for the fiscal year ended February 28, 2022.

PwC provided audit services to the Investment Company complex of approximately $32 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Invesco’s Policy Statement on Global
Corporate Governance and
Proxy Voting
Effective January 2023

I.
INTRODUCTION
Invesco Ltd. and its wholly owned investment adviser subsidiaries (collectively, “Invesco”, the “Company”, “our” or “we”) has adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (“Global Proxy Voting Policy” or “Policy”), which it believes describes policies and procedures reasonably designed to ensure that proxies are voted in the best interests of its clients. This Policy is intended to help Invesco’s clients understand our commitment to responsible investing and proxy voting, as well as the good governance principles that inform our approach to engagement and voting at shareholder meetings.
A. Our Commitment to Environmental, Social and Governance Investment Stewardship and
Proxy Voting
Our commitment to environmental, social and governance (ESG) principles is a core element of our ambition to be the most client-centric asset manager. We aspire to incorporate ESG considerations into all our investment capabilities in the context of financial materiality in the best interest of our clients. In our role as stewards of our clients’ investments, we regard our stewardship activities, including engagement and the exercise of proxy voting rights, as an essential component of our fiduciary duty to maximize long-term shareholder value. Our Global ESG team functions as a center of excellence, providing specialist insights on research, engagement, voting, integration, tools, and client and product solutions with investment teams implementing ESG approaches appropriate to asset class and investment style. Much of our work is rooted in fundamental research and frequent dialogue with companies during due diligence and monitoring of our investments.
Invesco views proxy voting as an integral part of its investment management responsibilities. The proxy voting process at Invesco focuses on protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders.
The voting decision lies with our portfolio managers and analysts with input and support from our Global ESG team. Our proprietary proxy voting platform (“PROXYintel”) facilitates implementation of voting decisions and rationales across global investment teams. Our good governance principles, governance structure and processes are designed to ensure that proxy votes are cast in accordance with clients’ best interests.
As a large active investor, Invesco is well placed to use our ESG expertise and beliefs to engage directly with portfolio companies or by collaborative means in ways which drive corporate change that we believe will enhance shareholder value. We take our responsibility as active owners very seriously and see engagement as an opportunity to encourage continual improvement and ensure that our clients’ interests are represented and protected. Dialogue with portfolio companies is a core part of the investment process. Invesco may engage with investee companies to discuss environmental, social and governance issues throughout the year or on specific ballot items to be voted on.
Our passive strategies and certain other client accounts managed in accordance with fixed income, money market and index strategies (including exchange-traded funds) will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies. Invesco refers to this approach as “Majority Voting”. This process of Majority Voting ensures that our passive strategies benefit from the engagement and deep dialogue of our active investors, which Invesco believes benefits shareholders in passively-managed accounts. In the absence of overlap between the active and passive holders, the passive holders vote in line with our internally developed voting guidelines (as defined below). Portfolio managers and analysts for accounts employing Majority Voting retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.
B. Applicability of Policy

Invesco may be granted by its clients the authority to vote the proxies of securities held in client portfolios. Invesco’s investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting.
This Policy applies to all entities in Exhibit A. Due to regional or asset-class specific considerations, certain entities may have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event that local policies and the Global Policy differ, the local policy will apply. These entities are also listed in Exhibit A and include proxy voting guidelines specific to: Invesco Asset Management (Japan) Limited, Invesco Asset Management (India) Pvt. Ltd, Invesco Taiwan Ltd and Invesco Capital Markets, Inc. for Invesco Unit Investment Trusts.
II.
GLOBAL PROXY VOTING OPERATIONAL PROCEDURES
Invesco’s global proxy voting operational procedures are in place to implement the provisions of this Policy (the “Procedures”). At Invesco, proxy voting is conducted by our investment teams through PROXYintel. Our investment teams globally are supported by Invesco’s centralized team of ESG professionals and proxy voting specialists. Invesco’s Global ESG team oversees the proxy policy, operational procedures and implementation, inputs to analysis and research, vote execution oversight and leads the Global Invesco Proxy Advisory Committee (“Global IPAC”).
Invesco aims to vote all proxies where we have been granted voting authority in accordance with this Policy, as implemented by the Procedures. Our portfolio managers and analysts review voting items based on their individual merits and retain full discretion on vote execution conducted through our proprietary proxy voting platform. Invesco may supplement its internal research with information from independent third parties, such as proxy advisory firms.
A. Proprietary Proxy Voting Platform
Invesco’s proprietary proxy voting platform is supported by a dedicated team of internal proxy specialists. PROXYintel streamlines the proxy voting process by providing our investment teams globally with direct access to meeting information and proxies, external proxy research and ESG ratings, as well as related functions, such as management of conflicts of interest issues, significant votes, global reporting and record-keeping capabilities. Managing these processes internally, as opposed to relying on third parties, is designed to provide Invesco greater quality control, oversight and independence in the proxy administration process.
Historical proxy voting information is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use PROXYintel to access third-party proxy research and ESG ratings.
Our proprietary systems facilitate internal control and oversight of the voting process. Invesco may choose to leverage this capability to automatically vote proxies based on its internally developed custom voting guidelines and in circumstances where Majority Voting applies.
B. Oversight of Voting Operations
Invesco’s Global ESG team provides oversight of the proxy voting verification processes which include: (i) the monthly global vote audit review of votes cast containing documented rationales of conflicts of interest votes, market and operational limitations; (ii) the quarterly sampling of proxy votes cast to determine that (a) Invesco is voting consistently with this Policy and (b) third-party proxy advisory firms’ methodologies in formulating the vote recommendation are consistent with their publicly disclosed guidelines; and (iii) quarterly review of rationales with the Global IPAC of occasions where a portfolio manager may take a position that may not be in accordance with Invesco’s good governance principles and our internally developed voting guidelines.

To the extent material errors are identified in the proxy voting process, such errors are reviewed and reported to, as appropriate, the Global Head of ESG, Global Proxy Governance and Voting Manager, legal and compliance, the Global IPAC and relevant boards and clients, where applicable. Invesco’s Global Head of ESG and Proxy Governance and Voting Manager provide proxy voting updates and reporting to the Global IPAC, various boards and clients. Invesco’s global proxy governance and voting operations are subject to periodic review by Internal Audit and Compliance groups.
C. Disclosures and Recordkeeping
Unless otherwise required by local or regional requirements, Invesco maintains voting records in either electronic format or hard copy for at least six years. Invesco makes available its proxy voting records publicly in compliance with regulatory requirements and industry best practices in the regions below:
•
In accordance with the US Securities and Exchange Commission regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30th for each U.S. registered fund. That filing is made on or before August 31st of each year. Each year, the proxy voting records are made available on Invesco’s website here. Moreover, and to the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment manager's voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.
•
In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code and for the European Shareholder Rights Directive annually here.
•
In Canada, Invesco publicly discloses our annual proxy votes each year here by August 31st, covering the 12-month period ending June 30th in compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure.
•
In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code here.
•
In India, Invesco publicly discloses our proxy votes quarterly here in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all mutual funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010 and March 24, 2014, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.
•
In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission (“SFC”) Principles of Responsible Ownership.
•
In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors here.
•
In Australia, Invesco publicly discloses a summary of its proxy voting record annually here.
•
In Singapore, Invesco Asset Management Singapore Ltd. will provide proxy voting records upon request in compliance with the Singapore Stewardship Principles for Responsible Investors.
D. Global Invesco Proxy Advisory Committee
Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprised of representatives from various investment management teams globally, Invesco’s Global Head of ESG and chaired by its Global Proxy Governance and Voting Manager. The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex, to assist Invesco in meeting regulatory obligations, to review votes not aligned with our good governance principles and to consider conflicts of interest in the proxy voting process, all in accordance with this Policy.
In fulfilling its responsibilities, the Global IPAC meets as necessary, but no less than semi-annually, and has the following responsibilities and functions: (i) acts as a key liaison between the Global ESG team and local proxy voting practices to ensure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; (iv) the Conflict of Interest sub-committee will make voting decisions on submissions made by portfolio managers on conflict of interest issues to override the Policy; and (v) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to the Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations.
In addition to the Global IPAC, for some clients, third parties (e.g., U.S. fund boards) provide oversight of the proxy voting process.
E. Market and Operational Limitations
In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any benefit to clients. Moreover, ERISA fiduciaries, in voting proxies or exercising other shareholder rights, must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives. These matters are left to the discretion of the relevant portfolio manager. Such circumstances could include, for example:
•
In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.
•
Some companies require a representative to attend meetings in person to vote a proxy, additional documentation or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative, signing a power-of-attorney or submitting additional disclosures outweigh the benefit of voting a particular proxy.
•
Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision.
•
Invesco held shares on the record date but has sold them prior to the meeting date.
In some non-U.S. jurisdictions, although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or may be rejected due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, due to a proxy voting service not being offered by the custodian in the local market or due to operational issues experienced by third parties involved in the process or by the issuer or sub-custodian. In addition, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or the issuer’s agent.
F. Securities Lending
Invesco’s funds may participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy outweighs the benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so that we will be entitled to vote those shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. The relevant portfolio manager will make these determinations.
G. Conflicts of Interest
There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors.
Firm-Level Conflicts of interest
A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products / services are material or significant to Invesco, serving as a distributor of Invesco’s products, a significant research provider or broker to Invesco.
Invesco identifies potential conflicts of interest based on a variety of factors, including but not limited to the materiality of the relationship between the issuer or its affiliates to Invesco.
Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally based on criteria established by the global ESG team. These criteria are monitored and updated periodically by the global ESG team so an updated view is available when conducting conflicts checks. Operating procedures and associated governance are designed to seek to ensure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies identified as conflicted will be voted in line with the principles below as implemented by Invesco’s internally developed voting guidelines. To the extent a portfolio manager disagrees with the Policy, our processes and procedures seek to ensure justification and rationales are fully documented and presented to the Global IPAC Conflict of Interest Sub-committee for approval by a majority vote.
As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by Invesco Ltd. that may be held in client accounts.
Personal Conflicts of Interest
A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.
All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.
Voting Fund of Funds
There may be conflicts that arise from Invesco voting on matters when shares of Invesco-sponsored funds are held by other Invesco funds or entities. The scenarios below set out how Invesco votes in these instances.
•
Proportional voting will be implemented in the following scenarios:
•
When required by law or regulation, shares of an Invesco fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.
•
When required by law or regulation, shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.
•
For US fund of funds where proportional voting is not required by law or regulation, shares of Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with our internally developed voting guidelines (as defined below).
•
Non-US fund of funds will not be voted proportionally, Invesco will vote in line with local policies as per Exhibit A. If no local policies exist, Invesco will vote non-US funds of funds in line with the firm level conflicts of interest process described above.
•
For US fund of funds where proportional voting is not required by law, Invesco will still apply proportional voting. In the event this is not operationally possible, Invesco will vote in line with our internally developed voting guidelines (as defined below).
•
For non-US fund of funds Invesco will vote in line with our above-mentioned firm-level conflicts of interest process unless local policies are in place as per Exhibit A.
H. Use of Third-Party Proxy Advisory Services
Invesco may supplement its internal research with information from independent third-parties, such as proxy advisory firms, to assist us in assessing the corporate governance of investee companies. Globally, Invesco leverages research from Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). Invesco generally retains full and independent discretion with respect to proxy voting decisions.
ISS and GL both provide research reports, including vote recommendations, to Invesco and its portfolio managers and analysts. Invesco retains ISS to provide written analysis and recommendations based on Invesco’s internally developed custom voting guidelines. Updates to previously issued proxy research reports may be provided to incorporate newly available information or additional disclosure provided by the issuer regarding a matter to be voted on, or to correct factual errors that may result in the issuance of revised proxy vote recommendations. Invesco’s global ESG team may periodically monitor for these research alerts issued by ISS and GL that are shared with our investment teams. Invesco will generally endeavor to consider such information where such information is considered material provided it is delivered in a timely manner ahead of the vote deadline.
Invesco also retains ISS to assist in the implementation of certain proxy voting-related functions, including, but not limited to, operational and reporting services. These administrative services include receipt of proxy ballots, vote execution through PROXYintel and vote disclosure in Canada, the UK and Europe to meet regulatory reporting obligations.
As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages globally. This includes reviews of information regarding the capabilities of their research staff, methodologies for formulating voting recommendations, the adequacy and quality of personnel and technology, as applicable, and internal controls, policies and procedures, including those relating to possible conflicts of interest.
The proxy advisory firms Invesco engages globally complete an annual due diligence questionnaire submitted by Invesco, and Invesco conducts annual due diligence meetings in part to discuss their responses to the questionnaire. In addition, Invesco monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards. ISS and GL disclose conflicts to Invesco through a review of their policies, procedures and practices regarding potential conflicts of interests (including inherent internal conflicts) as well as disclosure of the work ISS and GL perform for corporate issuers and the payments they receive from such issuers. As part of our annual policy development process, Invesco engages with external proxy and governance experts to understand market trends and developments and to weigh in on the development of these policies at these firms, where appropriate. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies.
Invesco completes a review of the System and Organizational Controls (“SOC”) Reports for each proxy advisory firm to ensure the related controls operated effectively to provide reasonable assurance.
In addition to ISS and GL, Invesco may use regional third-party research providers to access regionally specific research.
I. Review of Policy
The Global IPAC and Invesco’s Global ESG team, compliance and legal teams annually communicate and review this Policy and our internally developed custom voting guidelines to seek to ensure that they remain consistent with clients’ best interests, regulatory requirements, investment team considerations, governance trends and industry best practices. At least annually, this Policy and our internally developed voting guidelines are reviewed by various groups within Invesco to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.
III.
OUR GOOD GOVERNANCE PRINCIPLES
Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Global ESG team. The broad philosophy and guiding principles in this section inform our approach to long-term investment stewardship and proxy voting. The principles and positions reflected in this Policy are designed to guide Invesco’s investment professionals in voting proxies; they are not intended to be exhaustive or prescriptive.
Our portfolio managers and analysts retain full discretion on vote execution in the context of our good governance principles and internally developed custom voting guidelines, except where otherwise specified in this Policy. The final voting decisions may consider the unique circumstances affecting companies, regional best practices and any dialogue we have had with company management. As a result, different Portfolio Management Teams may vote differently on particular votes for the same company. To the extent a portfolio manager chooses to vote a proxy in a way that is not aligned with the principles below, such manager’s rationales are fully documented.
The following guiding principles apply to operating companies. We apply a separate approach to open-end and closed-end investment companies and unit investment trusts. Where appropriate, these guidelines are supplemented by additional internal guidance that considers regional variations in best practices, disclosure and region-specific voting items. Invesco may vote on proposals not specifically addressed by these principles based on an evaluation of a proposal’s likelihood to enhance long-term shareholder value.
Our good governance principles are divided into six key themes that Invesco endorses:
A. Transparency
We expect companies to provide accurate, timely and complete information that enables investors to make informed investment decisions and effectively carry out their stewardship activities. Invesco supports the highest standards in corporate transparency and believes that these disclosures should be made available ahead of the voting deadlines for the Annual General Meeting or Extraordinary General Meeting to allow for timely decision-making.

Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.
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We will generally support proposals to accept the annual financial statements, statutory accounts and similar proposals unless these reports are not presented in a timely manner or significant issues are identified regarding the integrity of these disclosures.
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We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.
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We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.
B. Accountability
Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long-term. We therefore encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:
One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable. Unequal voting rights may limit the ability of investors to exercise their stewardship obligations.
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We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.
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We generally support proposals to decommission differentiated voting rights.
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Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.
Anti-takeover devices: Mechanisms designed to prevent or unduly delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.
•
We generally will not support proposals to adopt antitakeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.
•
In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for antitakeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).
Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best practice aligned proposals to enhance shareholder rights, including but not limited to the following:
•
Adoption of proxy access rights

•
Rights to call special meetings
•
Rights to act by written consent
•
Reduce supermajority vote requirements
•
Remove antitakeover provisions
•
Requirement that directors are elected by a majority vote
In addition, we oppose practices that limit shareholders’ ability to express their views at a general meeting such as bundling unrelated proposals or several significant article or bylaw amendments into a single voting item. We will generally vote against these proposals unless we are satisfied that all the underlying components are aligned with our views on best practice.
Director Indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are reasonably limited in scope to directors acting in good faith and, in relation to criminal matters, limited in scope to directors having reasonable grounds for believing the conduct was lawful.
Responsiveness: Boards should respond to investor concerns in a timely fashion, including reasonable requests to engage with company representatives regarding such concerns, and address matters that receive significant voting dissent at general meetings of shareholders.
•
We will generally vote against the lead independent director and/or the incumbent chair of the governance committee, or nearest equivalent, in cases where the board has not adequately responded to items receiving significant voting opposition from shareholders at an annual or extraordinary general meeting.
•
We will generally vote against the lead independent director and/or incumbent chair of the governance committee, or nearest equivalent, where the board has not adequately responded to a shareholder proposal which has received significant support from shareholders.
•
We will generally vote against the incumbent chair of the compensation committee if there are significant ongoing concerns with a company’s compensation practices that have not been addressed by the committee or egregious concerns with the company’s compensation practices for two years consecutively.
•
We will generally vote against the incumbent compensation committee chair where there are ongoing concerns with a company’s compensation practices and there is no opportunity to express dissatisfaction by voting against an advisory vote on executive compensation, remuneration report (or policy) or nearest equivalent.
•
Where a company has not adequately responded to engagement requests from Invesco or satisfactorily addressed issues of concern, we may oppose director nominations, including, but not limited to, nominations for the lead independent director and/or committee chairs.
Virtual shareholder meetings: Companies should hold their annual or special shareholder meetings in a manner that best serves the needs of its shareholders and the company. Shareholders should have an opportunity to participate in such meetings. Shareholder meetings provide an important mechanism by which shareholders provide feedback or raise concerns without undue censorship and hear from the board and management.
•
We will generally support management proposals seeking to allow for the convening of hybrid shareholder meetings (allowing shareholders the option to attend and participate either in person or through a virtual platform).
•
Management or shareholder proposals that seek to authorize the company to hold virtual-only meetings (held entirely through virtual platform with no corresponding in-person physical meeting) will be assessed on a case-by-case basis. Companies have a responsibility to provide strong justification and establish safeguards to preserve comparable rights and opportunities for shareholders to participate virtually as they would have during an in-person meeting. Invesco will consider, among other things, a company’s practices, jurisdiction and disclosure, including the items set forth below:
•
meeting procedures and requirements are disclosed in advance of a meeting detailing the rationale for eliminating the in-person meeting;
•
clear and comprehensive description of which shareholders are qualified to participate, how shareholders can join the virtual-only meeting, how and when shareholders submit and ask questions either in advance of or during the meeting;
•
disclosure regarding procedures for questions received during the meeting, but not answered due to time or other restrictions; and
•
description of how shareholder rights will be protected in a virtual-only meeting format including the ability to vote shares during the time the polls are open.
C. Board Composition and Effectiveness
Director election process: Board members should generally stand for election annually and individually.
•
We will generally support proposals requesting that directors stand for election annually.
•
We will generally vote against the incumbent governance committee chair or lead independent director if a company has a classified board structure that is not being phased out. We may make exceptions to this policy for non-operating companies (e.g., open-end and closed-end funds) or in regions where market practice is for directors to stand for election on a staggered basis.
•
When a board is presented for election as a slate (e.g., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.
•
Where market practice is to elect directors as a slate we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack independence.
Board size: We will generally defer to the board with respect to determining the optimal number of board members given the size of the company and complexity of the business, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.
Board assessment and succession planning: When evaluating board effectiveness, Invesco considers whether periodic performance reviews and skills assessments are conducted to ensure the board represents the interests of shareholders. In addition, boards should have a robust succession plan in place for key management and board personnel.
Definition of independence: Invesco considers local market definitions of director independence but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.

Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.
•
We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.
•
We will generally vote against non-independent directors serving on the audit committee.
•
We will generally vote against non-independent directors serving on the compensation committee.
•
We will generally vote against non-independent directors serving on the nominating committee.
•
In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.
Separation of Chair and CEO roles: We believe that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).
•
We will generally vote against the incumbent nominating committee chair where the board chair is not independent unless a lead independent or senior director is appointed.
•
We will generally support shareholder proposals requesting that the board chair be an independent director.
•
We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.
Attendance and over boarding: Director attendance at board and committee meetings is a fundamental part of their responsibilities and provides efficient oversight for the company and its investors. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.
•
We will generally vote against directors who attend less than 75% of board and committee meetings held in the previous year unless an acceptable extenuating circumstance is disclosed, such as health matters or family emergencies.
•
We will generally vote against directors who have more than four total mandates at public operating companies. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.
Diversity: We encourage companies to continue to evolve diversity and inclusion practices. Boards should be comprised of directors with a variety of relevant skills and industry expertise together with a diverse profile of individuals of different genders, ethnicities, race, skills, tenures and backgrounds to provide robust challenge and debate. We consider diversity at the board level, within the executive management team and in the succession pipeline.
•
We will generally vote against the incumbent nominating committee chair of a board where women constitute less than two board members or 25% of the board, whichever is lower, for two or more consecutive years, unless incremental improvements are being made to diversity practices.

•
In addition, we will consider a company’s performance on broader types of diversity which may include diversity of skills, non-executive director tenure, ethnicity, race or other factors where appropriate and reasonably determinable. We will generally vote against the incumbent nominating committee chair if there are multiple concerns on diversity issues.
•
We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.
D. Long-Term Stewardship of Capital
Capital allocation: Invesco expects companies to responsibly raise and deploy capital towards the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.
Share issuance and repurchase authorizations: We generally support authorizations to issue shares up to 20% of a company’s issued share capital for general corporate purposes. Shares should not be issued at a substantial discount to the market price or be repurchased at a substantial premium to the market price.
Stock splits: We generally support management proposals to implement a forward or reverse stock split, provided that a reverse stock split is not being used to take a company private. In addition, we will generally support requests to increase a company’s common stock authorization if requested to facilitate a stock split.
Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for antitakeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.
Mergers, acquisitions, proxy contests, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, private placements, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:
•
We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.
•
We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.
•
We will generally support reincorporation proposals, provided that management have provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.
•
With respect to contested director elections, we consider the following factors, among others, when evaluating the merits of each list of nominees: the long-term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides, including the likelihood that the proposed goals can be met, and positions of stock ownership in the company.
E. Environmental, Social and Governance Risk Oversight

Director responsibility for risk oversight: The board of directors are ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the companies they oversee. Invesco may take voting action against director nominees in response to material governance or risk oversight failures that adversely affect shareholder value.
Invesco considers the adequacy of a company's response to material oversight failures when determining whether any voting action is warranted. In addition, Invesco will consider the responsibilities delegated to board subcommittees when determining if it is appropriate to hold certain director nominees accountable for these material failures.
Material governance or risk oversight failures at a company may include, without limitation:
i.
significant bribery, corruption or ethics violations;
ii.
events causing significant climate-related risks;
iii.
significant health and safety incidents; or
iv.
failure to ensure the protection of human rights.
Reporting of financially material ESG information: Companies should report on their environmental, social and governance opportunities and risks where material to their business operations.
•
Where Invesco finds significant gaps in management and disclosure of environmental, social and governance risk policies, we will generally vote against the annual reporting and accounts or an equivalent resolution.
•
Climate risk management: We encourage companies to report on material climate-related risks and opportunities and how these are considered within the company’s strategy, financial planning, governance structures and risk management frameworks in accordance with the recommendations of the Task Force on Climate-related Financial Disclosures (“TCFD”), or other relevant reporting frameworks. For companies in industries that materially contribute to climate change, we encourage comprehensive disclosure of greenhouse gas emissions and Paris-aligned emissions reduction targets, where appropriate. Invesco may take voting action at companies that fail to adequately address climate-related risks, including opposing director nominations in cases where we view the lack of effective climate transition risk management as potentially detrimental to long-term shareholder value.
Shareholder proposals addressing environmental and social risks: Invesco may support shareholder resolutions requesting that specific actions be taken to address environmental and social (“E&S”) issues or mitigate exposure to material E&S risks, including reputational risk, related to these issues. When considering such proposals, we will consider a company's track record on E&S issues, the efficacy of the proposal's request, whether the requested action is unduly burdensome, and whether we consider the adoption of such a proposal would promote long-term shareholder value. We will also consider company responsiveness to the proposal and any engagement on the issue when casting votes.
•
We generally do not support resolutions where insufficient information has been provided in advance of the vote or a lack of disclosure inhibits our ability to make fully informed voting decisions.
•
We will generally support shareholder resolutions requiring additional disclosure on material environmental, social and governance risks facing their businesses, provided that such requests are not unduly burdensome or duplicative with a company’s existing reporting. These may include, but are not limited to, reporting on the following: gender and racial diversity issues, political contributions and lobbying disclosure, information on data security, privacy, and internet practices, human capital and labor issues and the use of natural capital, and reporting on climate change-related risks.

Ratification of board and/or management acts: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures as described above. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.
F. Executive Compensation and Alignment
Invesco supports compensation polices and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.
Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation-related proposals where more than one of the following is present:
i.
there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;
ii.
there are problematic compensation practices which may include among others incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;
iii.
vesting periods for long-term incentive awards are less than three years;
iv.
the company “front loads” equity awards;
v.
there are inadequate risk mitigating features in the program such as clawback provisions;
vi.
excessive, discretionary one-time equity grants are awarded to executives;
vii.
less than half of variable pay is linked to performance targets, except where prohibited by law.
Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.
Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.
Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.
Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high-quality executive talent. We generally vote in favor of proposals requiring shareholder ratification of senior executives’ severance agreements where the proposed terms and disclosure align with good market practice.

Exhibit A
Harbourview Asset Management Corporation
Invesco Advisers, Inc.
Invesco Asset Management (India) Pvt. Ltd*1
Invesco Asset Management (Japan) Limited*1
Invesco Asset Management (Schweiz) AG
Invesco Asset Management Deutschland GmbH
Invesco Asset Management Limited1
Invesco Asset Management Singapore Ltd
Invesco Australia Ltd
Invesco European RR L.P
Invesco Canada Ltd.1
Invesco Capital Management LLC
Invesco Capital Markets, Inc.*1
Invesco Hong Kong Limited
Invesco Investment Advisers LLC
Invesco Investment Management (Shanghai) Limited
Invesco Investment Management Limited
Invesco Loan Manager, LLC
Invesco Managed Accounts, LLC
Invesco Management S.A
Invesco Overseas Investment Fund Management (Shanghai) Limited
Invesco Pensions Limited
Invesco Private Capital, Inc.
Invesco Real Estate Management S.a.r.l1
Invesco RR Fund L.P.
Invesco Senior Secured Management, Inc.
Invesco Taiwan Ltd*1
Invesco Trust Company
Oppenheimer Funds, Inc.
WL Ross & Co. LLC
* Invesco entities with specific proxy voting guidelines
1 Invesco entities with specific conflicts of interest policies

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

As of February 28, 2023, the following individuals are jointly and primarily responsible for the day-to-day management of the Trust:

●	Scott Baskind, Portfolio Manager, who has been responsible for the Trust since 2013 and has been associated with Invesco Senior Secured and/or its affiliates since 1999.

●	Thomas Ewald, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 2000.

●	Philip Yarrow, Portfolio Manager, who has been responsible for the Trust (or the predecessor Trust) since 2007 and has been associated with Invesco Senior Secured and/or its affiliates since 2010.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Fund(s) that they manage and includes investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household). The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 28, 2023 (unless otherwise noted):

Portfolio Managers	Dollar Range of Investments in the Fund

Invesco Senior Income Trust

Scott Baskind	None

Thomas Ewald	None

Philip Yarrow	None

Assets Managed

The following information is as of February 28, 2023 (unless otherwise noted):

Portfolio Managers	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco Senior Income Trust
Scott Baskind	5	$8,263.7	6	$5,002.5	16	$6,896.9
Thomas Ewald	5	$7,571.2	4	$4,648.6	15	$6,791.0
Philip Yarrow	5	$7571.2	4	$4,648.6	16	$6,896.9

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

➣

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

➣

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

➣

The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

➣

Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Fund accounts managed have a performance fee.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[1]
Invesco [2] Invesco Canada[2] Invesco Deutschland[2] Invesco Hong Kong[2] Invesco Asset Management[2] Invesco India[2] Invesco Listed Real Assets Division[2]	One-, Three- and Five-year performance against Fund peer group
Invesco Senior Secured2, [3] Invesco Capital2,[4]	Not applicable
Invesco Japan	One-, Three- and Five-year performance

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

With respect to Invesco Capital, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

[1]	Rolling time periods based on calendar year-end.

[2]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.

[3]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.

[4]	Portfolio Managers for Invesco Capital base their bonus on Invesco results as well as overall performance of Invesco Capital.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of April 19, 2023, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of April 19, 2023, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

13(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940, the Section 19(a) notices to shareholders are attached thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    Invesco Senior Income Trust

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 3, 2023

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 3, 2023

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	May 3, 2023